Exhibit 10.37

FOURTH AMENDMENT AGREEMENT

FOURTH AMENDMENT AGREEMENT (this “Agreement”) dated as of November 27, 2007, by and among United Natural Foods, Inc., United Natural Foods West, Inc., United Natural Trading Co., Distribution Holdings, Inc., Springfield Development, LLC, and Millbrook Distribution Services Inc. (collectively, the “Borrowers”), Bank of America, N.A. (“Bank of America”) and the other Lenders currently party thereto (the “Existing Lenders”), the other lending institutions identified under the caption “Lenders” on the signature pages hereto, each of which is becoming a Lender on the date hereof (collectively, the “New Lenders” and, collectively with the Existing Lenders, collectively, the “Lenders”), and Bank of America, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Existing Lenders, the Administrative Agent, and the Documentation Agent, Syndication Agent and Arranger identified therein entered into a certain Amended and Restated Loan and Security Agreement dated April 30, 2004, as amended by a First Amendment dated as of December 30, 2004, a Second Amendment dated as of January 31, 2006 and a Third Amendment dated as of November 2, 2007 (as amended, the “Loan Agreement”); and

WHEREAS, the Borrowers have requested that the Lenders waive certain Events of Default which exist under the Loan Agreement, increase the aggregate Revolving Credit Commitments and amend certain other provisions of the Loan Agreement; and

WHEREAS, certain of the Existing Lenders are willing to increase their Revolving Credit Commitments and the New Lenders are willing to become parties to the Loan Agreement as Lenders thereunder and to make Revolving Credit Commitments, and the Lenders are willing to waive such Events of Default and agree to the amendments set forth herein, all on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1.           Definitions.  Capitalized terms used herein without definition that are defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement, as amended hereby.

§2.           Representations and Warranties; Acknowledgment.  The Borrowers hereby represent and warrant to the Lenders as follows:

(a)           Each of the Borrowers has adequate power to execute and deliver this Agreement and each other document to which it is a party in connection herewith and to perform its obligations hereunder or thereunder.  This Agreement and each other document executed in connection herewith have been duly executed and delivered by each of the Borrowers and do not contravene any law, rule or regulation applicable to any Borrower or any of the terms of any other indenture, agreement or undertaking to which any Borrower is a party.  The obligations contained in this Agreement and each other document executed in connection herewith to which any of the Borrowers is a party, taken together with the obligations under the Loan Documents, constitute the legal, valid and binding obligations enforceable against any such Borrower in accordance with their respective terms.

(b)           After giving effect to the transactions contemplated by this Agreement, all the representations and warranties made by the Borrowers in the Loan Documents are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein as if expressly set forth herein or therein, except to the extent that any of such representations and warranties expressly relate by their terms to a prior date.

(c)           After giving effect to the transactions contemplated by this Agreement, no Event of Default under and as defined in any of the Loan Documents has occurred and is continuing on the date hereof.

§3.           Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

3.1.           Amendments to Appendix A.

(a)           The following definitions in Appendix A of the Loan Agreement (or, in the case of the definition of SwingLine Loan Ceiling, the existing definition that was set forth in Section 3.1.3 but not in Appendix A but which is now being added to Appendix A hereby) are hereby amended and restated in their entirety to read as follows:

Borrowing Base - as at any time of determination thereof, an amount equal to the lesser of:

(i)           $400,000,000; or

(ii)           an amount equal to:

(a) 90% of the net amount of Eligible Accounts outstanding at such date provided that dilution with respect to Eligible Accounts, as determined by Agent, shall be less than five (5%) percent and, if such dilution, as determined by the Agent, exceeds five (5%) percent, such advance rate may be decreased by Agent, in its discretion, to 85%; PLUS

(b)           (x) prior to the Post-Fourth Amendment Inventory Appraisal Date, the lesser of (1) $150,000,000 or (2) 70% of the value of Eligible Inventory at such date, calculated on the basis of the lower of cost or market, with the cost of raw materials and finished goods calculated on a first-in, first-out basis, and (y) on and after the Post-Fourth Amendment Inventory Appraisal Date, the lesser of (1) $240,000,000 or (2) the lesser of (A) 85% of the NOLV of the Eligible Inventory at such date or (B) 70% of the value of Eligible Inventory at such date, calculated on the basis of the lower of cost or market, with the cost of raw materials and finished goods calculated on a first-in, first-out basis.

For the purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Agent’s option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time.

Maturity Date - November 27, 2012.

Revolving Credit Commitment - for each Lender, the obligation of such Lender to make Revolving Credit Loans and participate in the Swingline Loans and LC Amount in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth on Schedule 1 hereto, as such amount may be reduced or increased from time to time pursuant to the terms hereof, or reduced or increased from time to time by assignments by or to such Lender pursuant to Sections 4.4.2, 12.10, and 13.3 hereof.  The aggregate amount of the Revolving Credit Commitments of the Lenders on the Fourth Amendment Effective Date is $400,000,000.  If this Agreement is terminated pursuant to Section 5.2.1 or 5.2.2, the Revolving Credit Commitments shall thereafter be zero.

Revolving Credit Commitment Termination Date - November 27, 2012.

SwingLine Loan Ceiling - at any time, an amount equal to the product of (a) the sum of the Revolving Credit Commitments at such time multiplied by (b) seven percent (7%).

(b)           The following new definitions are added in alphabetical order to Appendix A of the Loan Agreement to read as follows:

Fourth Amendment Agreement - the Fourth Amendment Agreement dated as of November 27, 2007 among the Borrowers, the Lenders, and the Administrative Agent with respect to this Loan Agreement.

Fourth Amendment Effective Date - the date on which all of the conditions precedent set forth in Section 6 of the Fourth Amendment Agreement have been satisfied (or waived by the Required Lenders).

LC Sublimit Amount - at any time, an amount equal to the product of (a) the sum of the Revolving Credit Commitments at such time multiplied by (b) eight percent (8%).

Material Acquisition  - any acquisition or investment or series of acquisitions or investments in respect of which the consideration therefor exceeds (i) $10,000,000 for any single acquisition or investment and $25,000,000 in the aggregate for all acquisitions and/or investments in any fiscal year of Borrowers paid in cash and/or incurred Indebtedness by Borrowers, (ii) in cases in which the consideration paid by Borrowers is shares of UNF common stock, $25,000,000 in value for all such acquisitions in any fiscal year of Borrowers or (iii) in transactions involving any combination of cash, incurred Indebtedness and/or UNF common stock, subject to the foregoing limits (subject in all such cases to the limitations of Section 11.1.12 hereof).

NOLV - as of any date, the net liquidation value of the Eligible Inventory on such date, as calculated based on the liquidation values for each category of Inventory set forth in the Post-Fourth Amendment Inventory Appraisal.

Post-Fourth Amendment Inventory Appraisal  - as of any date after the Fourth Amendment Effective Date, the most recent appraisal, if any, in form and substance acceptable to the Administrative Agent, by an appraiser selected by the Administrative Agent, of the liquidation values of each category of Inventory of the Borrowers.

Post-Fourth Amendment Inventory Appraisal Date - the first date after the Fourth Amendment Effective Date that a Post-Fourth Amendment Inventory Appraisal is delivered to the Administrative Agent in form and substance acceptable to the Administrative Agent.

Revolving Credit Increase Effective Date - as defined in subsection 1.4.4 of the Agreement.

$16,000,000 Availability Proviso - as defined in subsection 7.2.5 of the Agreement.

Transfer Notice - as defined in subsection 7.2.5 of the Agreement.

3.2.           Amendment to Section 1.2

Section 1.2 of the Loan Agreement is hereby amended by deleting “TWENTY MILLION DOLLARS ($20,000,000).” in the eighth line thereof and substituting therefor “the LC Sublimit Amount.”

3.3.           Addition of Section 1.4

The following Section 1.4 is hereby added to the Loan Agreement after Section 1.3 thereof:

1.4           Increase in Revolving Credit Facility.

1.4.1 Request for Increase.  Provided there exists no Default or Event of Default, upon notice to the Administrative Agent (which shall promptly notify the other Lenders), the Borrowers may, on a one-time basis, request an increase in the aggregate amount of the Revolving Credit Commitments by an amount not exceeding $50,000,000 in the aggregate; provided that any such request for an increase shall be in a minimum amount of $10,000,000 and, if in excess of $10,000,000, shall be in an amount that is an integral multiple of $10,000,000.  At the time of sending such notice, the Borrowers (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).

1.4.2                      Lender Elections to Increase.  Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Revolving Credit Commitment and, if so, whether by an amount equal to, greater than, or less than its Revolving Credit Percentage of such requested increase.  Any Lender not responding within such time period shall be deemed to have declined to increase its Revolving Credit Commitment.  Any decision by a Lender to increase its Revolving Credit Commitment shall be in such Lender’s sole and absolute discretion.

1.4.3                      Notification by Administrative Agent; Additional Lenders.  The Administrative Agent shall notify the Borrowers and each Lender of the Lenders’ responses to each request made hereunder.  To achieve the full amount of a requested increase, and subject to the approval of the Administrative Agent of the identity and credit standing of each proposed additional Lender, the Borrowers may also invite additional institutional lenders to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

1.4.4                      Effective Date and Allocations.  If the aggregate amount of the Revolving Credit Commitments is increased in accordance with this Section, the Administrative Agent and the Borrowers shall determine the effective date (the “Revolving Credit Increase Effective Date”) and the final allocation of such increase.  The Administrative Agent shall promptly notify the Borrowers and the Lenders of the final allocation of such increase and the Revolving Credit Increase Effective Date.

1.4.5                      Conditions to Effectiveness of Increase.  As a condition precedent to such increase, (a) the Borrowers shall deliver to the Administrative Agent a certificate of each Borrower dated as of the Revolving Credit Increase Effective Date (in sufficient copies for each Lender) signed by the chief executive officer or chief financial officer of such Borrower (i) certifying and attaching the resolutions adopted by such Borrower approving or consenting to such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Section 8 hereof and in the other Loan Documents are true and correct on and as of the Revolving Credit Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 1.4, the representations and warranties contained in the first sentence of Section 8.10 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of subsection 9.1.3, and the representations and warranties contained in the second sentence of Section 8.1.10 shall be deemed to refer to the last day of the most recent fiscal year of the Borrowers ended prior to the date of such certificate for which financial statements have been delivered to the Lenders, and (B) no Default or Event of Default exists, (b) the Borrowers shall prepay any Revolving Credit Loans outstanding on the Revolving Credit Increase Effective Date (and pay any additional amounts required pursuant to subsection 3.2.5) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Revolving Credit Commitment Percentages arising from any nonratable increase in the Revolving Credit Commitments under this Section, (c) the Borrowers shall pay such closing fees as may be acceptable to the Lenders that make Revolving Credit Commitments or increase their Revolving Credit Commitments pursuant to this

Section, and (d) to the extent requested by the Administrative Agent, the Borrowers shall deliver new or substituted, as applicable, Revolving Credit Notes in the amounts of the respective aggregate Revolving Credit Commitments of the Lenders that increase their Revolving Credit Commitments or make new Revolving Credit Commitments, (ii) a reaffirmation agreement from all Guarantors, (iii) UCC searches for the jurisdictions requested by the Administrative Agent, and (iv) such other documents, including, without limitation, any opinion letters requested, as are reasonably required by the Administrative Agent, all of the documents referred to in clauses (i) through (iv) to be in form and substance satisfactory to the Administrative Agent.

3.4.           Amendment to Section 2.6

The second to last sentence of Section 2.6 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Audit and appraisal fees shall be payable on the first day of the month following the date of issuance by Agent of a request for payment thereof to Borrowers.

3.5.           Amendment to Subsection 3.1.3

Subsection 3.1.3(ii) of the Loan Agreement is hereby amended by deleting “SEVENTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($17,500,000) (the “SwingLine Loan Ceiling”).” in the eighth and ninth lines thereof and substituting therefor “the amount of the SwingLine Loan Ceiling.”

3.6.           Amendment to Subsection 7.2.5

The fourth, fifth and sixth sentences of Subsection 7.2.5 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

Borrowers shall issue to any such banks an irrevocable letter of instruction directing such banks to deposit all payments or other remittances received in the lockbox to the Dominion Account and to comply with Agent’s notice, given at any time and from time to time in its discretion (or when directed by the Required Lenders) (a “Transfer Notice”), directing such banks to transfer all such payments and remittances to the Payment Account for application on account of the Obligations; provided, however, that Borrowers acknowledge and agree that if at any time Availability is less than $16,000,000 and within ten (10) days of such occurrence Borrowers fail to provide or are unable to provide Availability projections demonstrating, to the satisfaction of the Required Lenders, that within sixty (60) days Availability will increase to be in excess of $16,000,000 and continue thereafter to exceed such amount, Agent shall give the foregoing Transfer Notice to such banks to transfer all payments and remittances to the Payment Account (this proviso, the “$16,000,000 Availability Proviso”).  All funds deposited in any Dominion Account shall immediately become the property of Agent for the account of Lenders, and Borrowers shall obtain the agreement by such banks in favor of Agent to waive any right of recoupment or setoff (subject only to such exceptions as may be acceptable to Agent) against the funds so deposited, and to waive any security interest in the funds so deposited.  Agent agrees with Borrowers that, except pursuant to the $16,000,000 Availability Proviso, Agent shall not give a Transfer Notice unless a Default or an Event of Default has occurred and is continuing.

3.7.           Amendment to Subsection 9.1.1

The following sentence is hereby added at the end of Subsection 9.1.1 of the Loan Agreement to read as follows:

Agent may conduct one (1) appraisal, at Borrowers’ expense, during each twelve (12) month period and as many as the Agent or the Required Lenders may deem necessary or appropriate, at Borrowers’ expense, if a Default or an Event of Default has occurred and is continuing.

3.8.           Amendment to Subsection 9.2.1

Subsection 9.2.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

9.2.1  Mergers; Consolidations; Acquisitions.  Merge or consolidate, or permit any Subsidiary of Borrowers to merge or consolidate, with any Person (except for mergers or consolidations among the Borrowers or mergers or consolidations of Subsidiaries with a Borrower or Borrowers); nor acquire or permit any of its Subsidiaries to acquire all or any substantial part of the Properties or stock or securities of any Person, provided, that Borrowers may purchase businesses in the lines of business conducted by the Borrowers which Borrowers have determined, in their reasonable business judgment, would enhance the business, operations, prospects and condition (financial or otherwise) of the Borrowers provided that each of the following conditions are satisfied (each such transaction a “Permitted Acquisition”): (a) in respect of any Material Acquisition, UNF shall have delivered to the Administrative Agent and each Lender not less than ten (10) Business Days prior to the earlier of (i) the execution of a definitive or binding agreement to enter into the proposed Permitted Acquisition and (ii) the consummation of such proposed Permitted Acquisition, a copy of the proposed acquisition agreement and a statement, certified by the principal financial or accounting officer of UNF, setting forth, in reasonable detail, computations evidencing on a pro forma basis (determined in a manner acceptable to the Administrative Agent) compliance with the financial covenants contained in Section 9.3 hereof, immediately prior to and after giving effect to such proposed Permitted Acquisition; (b) UNF shall have delivered to the Administrative Agent and each Lender not less than ten (10) Business Days prior to the earlier of (i) the execution of a definitive or binding agreement to enter into the proposed Permitted Acquisition and (ii) the consummation of such proposed Permitted Acquisition, a statement, certified by the principal financial or accounting officer of UNF, setting forth, in reasonable detail, computations (determined in a manner reasonably acceptable to the Administrative Agent) evidencing Availability immediately prior to and after giving effect to the proposed Permitted Acquisition in an amount equal to or in excess of (x) in respect of any Material Acquisition, 20% of the Borrowing Base and (y) in all other respects, 15% of the Borrowing Base, and such principal financial or accounting officer shall have delivered to the Administrative Agent and each Lender not more than two (2) Business Days prior to the consummation of the proposed Permitted Acquisition a statement certifying that the conditions in clause (a) (in respect of Material Acquisitions only) and clause (b) of this subsection 9.2.1 continue to be satisfied, which statement shall be accompanied by execution copies of the acquisition agreement and all material documents to be executed in connection therewith; (c) no Default or Event of Default shall exist before or after giving effect to the proposed Permitted Acquisition; (d) the Borrowers shall furnish to the Agent and each Lender notice and copies of any letter of intent or other memorandum of understanding and purchase documents for any acquisition they may contemplate and in the event that Borrowers wish to have the Accounts and Inventory of the entity to be acquired or invested in be included in the Borrowing Base, Borrowers’ shall arrange for Agent and its representatives to have reasonable access to financial information and the assets and Properties to be acquired which will, upon consummation of the acquisition, become Collateral for the Obligations; (e) if any such acquisition is structured as the acquisition of stock or other securities of a Person to be acquired or Borrowers create a Subsidiary to make the acquisition, at the election of the Agent, such entity shall become a Borrower hereunder by entering into a joinder agreement in form and substance satisfactory to Agent, or Borrowers shall cause such entity to enter into a guaranty of the Obligations and, in each case, such entity shall grant to Agent a security interest such of its assets that would constitute Collateral hereunder to secure such guaranty reasonably satisfactory to the Agent; and (f) if any indebtedness is to be issued to any seller in connection with any such transaction, the holder of such indebtedness shall enter into a subordination agreement in favor of the Agent and Lenders in form and substance satisfactory to  Agent.  The Agent agrees to enter into confidentiality agreements with the Persons that Borrowers may acquire on terms mutually agreeable to Agent and such Person.

3.9.           Amendment to Subsection 9.2.7

Clauses (c) and (d) of subsection 9.2.7 of the Loan Agreement are hereby deleted and the following clause (c) is substituted therefor (and the word “and” is added after clause (b)):

(c)  other Distributions, provided that a Distribution shall only be permitted pursuant to this clause (c) if (i) UNF shall have delivered to the Administrative Agent and each Lender between two (2) and five (5) Business Days prior to the date of such Distribution a statement, certified by the principal financial or accounting officer of UNF, setting forth, the nature, amount and recipients of the proposed Distribution and setting forth, in reasonable detail, computations evidencing on a pro forma basis (determined in a manner acceptable to the Administrative Agent) (A) compliance with the financial covenants contained in Section 9.3 hereof, immediately prior to and after giving effect to such proposed Distribution, and (B) Availability immediately prior to and after giving effect to the proposed Distribution in an amount equal to or in excess of 20% of the Borrowing Base, and (ii) no Default or Event of Default shall exist before or after giving effect to the proposed Distribution.

3.10.Amendment to Subsection 12.10.2

The word “and” is deleted from the end of clause (iv) of subsection 12.10.2, the period at the end clause (v) is deleted and “; and” substituted therefor and the following clause (vi) is added after clause (v) of subsection 12.10.2:

(vi)           notwithstanding the foregoing provisions of this subsection 12.10.2, (a) the execution of the Fourth Amendment Agreement shall constitute the consent of the Borrowers and the Administrative Agent to assignments of Revolving Credit Commitments to (x) Persons that are designated as “New Lenders” in such Fourth Amendment Agreement becoming Lenders and (y) certain of the Persons that are designated as “Existing Lenders” in such Fourth Amendment Agreement, in each case to the extent that the aggregate of the amounts of Revolving Credit Commitments of each Lender listed on Schedule 1 attached to the Fourth Amendment Agreement include such assignments (and the execution of such Fourth Amendment Agreement shall also constitute such consent of UNF and the Administrative Agent, in accordance with clause (ii) of this subsection, to the amounts being assigned), (b) the master assignment agreement referred to in clause (g) of Section 6 of the Fourth Amendment Agreement shall be executed with respect to the assignments referred to in clause (a) of this clause (vi) rather than the Assignment and Assumption Agreements and Notices of Assignment referred to in clause (iii) of this subsection, and (c) the fee referred to in clause (v) of this subsection shall not be payable with respect to the assignments referred to in clause (a) of this clause (vi).

3.11.                      Amendment of Section 13.8

Section 13.8 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

13.8  Notice.  Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, one (1) Business Day after being sent by overnight courier, three (3) Business Days after deposit in the mail, postage prepaid, or, in the case of facsimile notice, when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient) or, in the case of electronic notice delivery as provided below in this Section 13.8 below, addressed as follows:

If to Agent:	Bank of America, N.A.
200 Glastonbury Boulevard
Glastonbury, CT 06033
Attention: Edgar Ezerins
Electronic Mail Address:
edgar.ezerins@bankofamerica.com
Facsimile No.: (860) 368-6029

With a copy to:	Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attention: Daniel I. Papermaster, Esq.
Electronic Mail Address: daniel.papermaster@bingham.com
Facsimile No.: (860) 240-2521

If to Borrowers:	United Natural Foods, Inc.
260 Lake Road
Dayville, CT 06241
Attention: Mark Shamber, Vice President, Chief Financial Officer and Treasurer
Electronic Mail Address: mshamber@unfi.com
Facsimile No.: (860) 779-5678

With a copy to:	Cameron & Mittleman
56 Exchange Terrace
Providence, RI 02903
Attention: Joseph A. Anesta, Esq.
Electronic Mail Address: janesta@cm-law.com
Facsimile No.: (401) 331-5787

If to any Lender:	To the address set forth on Schedule 1 hereto, or on the Notice of Assignment executed by such Lender, whichever is applicable,

or to such other address as each party may designate for itself by notice given in accordance with this Section 13.8; provided, however, that any notice, request or demand to or upon Agent pursuant to subsection 3.1.1, 3.2.5 or 5.2.2 hereof shall not be effective until received by Agent.

Notices and other communications to the Lenders and any issuer of Letters of Credit hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Agent, provided that the foregoing shall not apply to notices to any Lender or the issuer of Letters of Credit pursuant to Section 1 and Section 3 if such Lender or such issuer, as applicable, has notified the Agent that it is incapable of receiving notices under such Section by electronic communication.  The Agent or the Borrowers may, in their discretion, agree to accept notices and other communications to them hereunder by electronic communications pursuant to procedures approved by them, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

3.12.                      Addition of Schedule 1.

Schedule 1 attached to this Agreement is hereby added to the Loan Agreement as Schedule 1 thereto.

3.13.                      Amended Exhibits.

Exhibits A, B, C, D, E, F, G, H, I, J, K, N, O, Q, S and V to the Loan Agreement are hereby amended and restated as set forth on Exhibits A, B, C, D, E, F, G, H, I, J, K, N, O, Q, S and V, respectively, attached to this Agreement.

3.14.                      Agent Titles.

All references in the Loan Agreement and the other Loan Documents to Citizens Bank of Massachusetts as Syndication Agent and to U.S. Bank National Association as Documentation Agent are hereby deleted and replaced with the following:  (a) RBS Citizens, National Association (as successor by merger with Citizens Bank of Massachusetts) as Co-Syndication Agent, (b) U.S. Bank National Association as Co-Syndication Agent, (c) BMO Capital Markets Financing, Inc. as Co-Documentation Agent and (d) Royal Bank of Canada as Co-Documentation Agent.  All references to the Syndication Agent and/or the Documentation Agent in the Loan Agreement and the other Loan Documents shall hereafter be deemed to be references to the Co-Syndication Agents and the Co-Documentation Agents, or either of them, as applicable.  The last sentence of Section 12.1.4 is hereby amended and restated in its entirety to read as follows:

The designation of a Lender as a “Co-Documentation Agent” or a “Co-Syndication Agent” shall have no substantive effect, and such Lenders shall have no additional powers, duties or responsibilities as a result thereof.

§4.           Ratification, etc.  All of the obligations and liabilities to the Lenders and the Administrative Agent as evidenced by or otherwise arising under the Loan Agreement, the Notes and the other Loan Documents, are, by the Borrowers’ execution of this Agreement, ratified and confirmed in all respects.  In addition, by each Borrower’s execution of this Agreement, such Borrower represents and warrants that neither it nor any of its Subsidiaries has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.  This Agreement and the Loan Agreement shall hereafter be read and construed together as a single document, and all references in the Loan Agreement or any related agreement or instrument to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this Agreement.

§5.           Waivers.  Subject to the satisfaction of the conditions set forth herein, the Lenders waive those Events of Default that have occurred under the Loan Agreement as a result of the Borrowers’ failure on or before the date hereof to comply with those sections of the Loan

Agreement set forth on Schedule 2 attached hereto.  The waivers set forth in this Section 5 shall be effective only for those Events of Default contained in the Loan Agreement as specified in Schedule 2 which occurred on or before the date hereof and such waiver shall not entitle the Borrowers to any future waiver in similar or other circumstances.  Without limiting the foregoing, upon the occurrence and during the continuation of an Event of Default not set forth in Schedule 2, subject to the provisions of the Loan Agreement, the Lenders shall be free in their sole and absolute discretion to accelerate the payment in full of the Obligations, and may, if the Lenders so elect, proceed to enforce any or all of their rights under or in respect of the Loan Agreement and the other Loan Documents and applicable law. Except as otherwise expressly provided for herein, nothing in this Agreement shall extend to or affect in any way the Borrowers’ obligations or the Lenders’ rights and remedies arising under the Loan Agreement or the other Loan Documents, and no Lender shall be deemed to have waived any or all of its remedies with respect to any Event of Default (other than the Events of Default described on Schedule 2 attached hereto, and then only to the extent set forth therein) or event or condition which, with notice or the lapse of time, or both would become an Event of Default and which upon the Borrowers’ execution and delivery of this Agreement might otherwise exist or which might hereafter occur.

§6.           Conditions to Effectiveness.  The effectiveness of the amendments set forth in Section 3 of this Agreement and the waivers set forth in Section 5 of this Agreement are subject to the prior satisfaction, on or before November 27, 2007, of the following conditions precedent (the date of such satisfaction herein referred to as the “Fourth Amendment Effective Date”):

(a)           Representations and Warranties.  The representations and warranties of the Borrowers contained herein shall be true and correct.

(b)           No Event of Default.  There shall exist no Event of Default or event or circumstance which, with the giving of notice and/or the lapse of time would result in an Event of Default.

(c)           Corporate or Limited Liability Company Action.  The Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that all requisite corporate or limited liability company, as applicable, action necessary for the valid execution, delivery and performance by the Borrowers of this Agreement and all other instruments and documents delivered by the Borrowers in connection herewith has been taken.

(d)           Delivery of this Agreement.  The Borrowers, the Administrative Agent and the Lenders shall have executed and delivered this Agreement and each Guarantor shall have acknowledged its acceptance of or agreement to this Agreement and its ratification of the continuing effectiveness of its Guaranty.

(e)           Amendment of Intercreditor Agreement.  The Intercreditor Agreement dated as of April 30, 2004 between Bank of America, N.A., as Administrative Agent for the Lenders under the Loan Agreement, and the holders of the Term Loan made pursuant to the Term Loan Agreement shall have been amended in such manner as may be deemed by the Administrative Agent to be necessary or appropriate in connection with the amendments set forth herein, provided that such amendment shall not amend the Intercreditor Agreement in a manner adverse to the interests of the Lenders without the consent of the Required Lenders.

(f)           Guarantor Reaffirmation.  Each of the Guarantors shall have reaffirmed their respective obligations under their respective Guaranty Agreements pursuant to reaffirmation agreements each in form and substance satisfactory to the Agent.

(g)           Assignments of Loans.  The Lenders shall have entered into a master assignment agreement, in form and substance acceptable to each of the Lenders, pursuant to which those Existing Lenders whose Revolving Credit Commitment Percentage are being reduced by the increases in the Revolving Credit Commitment Percentages of the other Existing Lenders and by the making of Revolving Credit Commitments by the New Lenders will assign to the other Existing Lenders and the New Lenders such amount of their Revolving Credit Loans as will result in each Lender holding an amount of Revolving Credit Loans that represents such Lender’s Revolving Credit Commitment Percentage of all outstanding Revolving Credit Loans, and each New Lender shall have executed and delivered to the Administrative Agent such documents as are customarily required by the Administrative Agent to be executed or delivered by Persons who become Lenders under the Loan Agreement.

(h)           Payment of Expenses.  The Borrowers shall have paid to the Administrative Agent all amounts payable to the Administrative Agent under Section 7 hereof.

(i)           Organic Brands Subordination Agreement.  UNF, the Agent and Organic Brands, LLC shall have entered into a Subordination Agreement with respect to that certain Promissory Note dated March 30, 2007 executed by UNF in favor of Organic Brands, LLC, such Subordination Agreement to be in form and substance satisfactory to the Agent.

(j)           Amendment of Term Loan Agreement.  The Term Loan Agreement shall have been amended by an amendment in form and substance satisfactory to the Lenders.

(k)           Payment of Arranger Fee.  The Borrowers shall have paid to Bank of America, N.A., in its capacity as Arranger, an arrangement fee in the amount provided for in the fee letter dated November 27, 2007 between Bank of America, N.A. and the Borrowers.

§7.           Expenses, Etc.  Without limitation of the amounts payable by the Borrowers under the Loan Agreement and other Loan Documents, the Borrowers shall pay to the Administrative Agent and its counsel upon demand an amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements and appraisal expenses) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and the matters related thereto.

§8.           Time is of the Essence; No Waivers by Lenders.  TIME IS OF THE ESSENCE WITH RESPECT TO ALL COVENANTS, CONDITIONS, AGREEMENTS OR OTHER PROVISIONS HEREIN.  Except as otherwise expressly provided for herein, nothing in this Agreement shall extend to or affect in any way the Borrowers’ obligations or the Lenders’ and Administrative Agent’s rights and remedies arising under the Loan Agreement or the other Loan Documents.

§9.           Fourth Amendment Closing Fees.  In consideration of the agreement by the Lenders to the provisions of this Agreement, the Borrowers shall pay to the Administrative Agent on the Fourth Amendment Effective Date, in addition to the other fees payable under this Agreement, the fee letter referred to in Section 6(k) hereof, and the Loan Agreement, the following amounts (clauses (a) and (b) below collectively, the “Fourth Amendment Closing Fees”):

(a)           The Borrowers shall pay to the Administrative Agent for the account of each Existing Lender (i) a fee in the amount of the product of (A) the Revolving Credit Commitment as in effect prior to the increase on the Fourth Amendment Effective Date multiplied by (B) 0.125%, and (ii) a fee in the amount of the product of (A) the amount by which the Revolving Credit Commitment of such Existing Lender increased on the Fourth Amendment Effective Date multiplied by (B) 0.25%.

(b)           The Borrowers shall pay to the Administrative Agent for the account of each New Lender a fee in the amount of the product of (i) the Revolving Credit Commitment of such New Lender on the Fourth Amendment Effective Date multiplied by (ii) 0.25%.

§10.           Governing Law.  This Agreement shall for all purposes be construed according to and governed by the laws of the State of Connecticut (excluding the laws thereof applicable to conflicts of law and choice of law).

§11.           Effective Date. The amendments set forth in Section 3 hereof shall become effective among the parties hereto as of the Fourth Amendment Effective Date.  Until the Fourth Amendment Effective Date, the terms of the Loan Agreement prior to its amendment hereby shall remain in full force and effect.  This Agreement is effective as to all provisions other than the amendments set forth in Section 3 hereof at the time that the Borrowers, the Administrative Agent and the Lenders have executed and delivered this Agreement.

§12.           Entire Agreement; Counterparts.  This Agreement sets forth the entire understanding and agreement of the parties with respect to the matters set forth herein, including the amendments set forth herein, and this Agreement supersedes any prior or contemporaneous understanding or agreement of the parties as to any such amendment of the provisions of the Loan Agreement or any Loan Document, except for any such contemporaneous agreement that has been set forth in writing and executed by the Borrowers, the Administrative Agent and the Required Lenders.  This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.  A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

BORROWERS:

UNITED NATURAL FOODS, INC.

By:           /s/ Mark E. Shamber
Name:      Mark Shamber
Title:        Vice President, CFO and Treasurer

UNITED NATURAL FOODS WEST, INC.

By:           /s/ Mark E. Shamber
Name:      Mark Shamber
Title:        Vice President, Secretary and Treasurer

UNITED NATURAL TRADING CO.

By:           /s/ Mark E. Shamber
Name:      Mark Shamber
Title:        Vice President, Secretary and Treasurer

DISTRIBUTION HOLDINGS, INC.

By:           /s/ Mark E. Shamber
Name:      Mark Shamber
Title:        Vice President, Secretary and Treasurer

SPRINGFIELD DEVELOPMENT, LLC

By:           /s/ Mark E. Shamber
Name:      Mark Shamber
Title:        Vice President, Secretary and Treasurer

MILLBROOK DISTRIBUTION
SERVICES INC.

By:           /s/ Mark E. Shamber
Name:      Mark Shamber
Title:        Vice President, Secretary and Treasurer

[Signature Page to Fourth Amendment Agreement - United Natural Foods, Inc., et al]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,

By:        /s/ Edgar Ezerins
Name:   Edgar Ezerins
Title:     Senior Vice President

LENDERS:

BANK OF AMERICA, N.A.,

By:        /s/ Edgar Ezerins
Name:   Edgar Ezerins
Title:     Senior Vice President

[Signature Page to Fourth Amendment Agreement - United Natural Foods Inc., et al]

RBS CITIZENS, NATIONAL ASSOCIATION,
(as successor by merger with Citizens Bank of
Massachusetts) individually and as Co-Syndication
Agent

By:        /s/ Peter Coates
Name:   Peter Coates
Title:     Vice President

[Signature Page to Fourth Amendment Agreement - United Natural Foods Inc., et al]

U.S. BANK NATIONAL ASSOCIATION,
individually and as Co-Syndication Agent

By:        /s/ Mark A. Reinert
Name:   Mark Reinert
Title:     Vice President

[Signature Page to Fourth Amendment Agreement - United Natural Foods Inc., et al]

PNC BANK, NATIONAL ASSOCIATION

By:       /s/ Brian Conway
Name:  Brian Conway
Title:    Vice President

[Signature Page to Fourth Amendment Agreement - United Natural Foods Inc., et al]

FIRST PIONEER FARM CREDIT, ACA

By:        /s/ Thomas W. Cosgrove
Name:   Thomas W. Cosgrove
Title:     Vice President

[Signature Page to Fourth Amendment Agreement - United Natural Foods Inc., et al]

WEBSTER BANK, NATIONAL ASSOCIATION
(f/k/a Webster Bank)

By:        /s/ John H. Frost
Name:   John H. Frost
Title:     Vice President

[Signature Page to Fourth Amendment Agreement - United Natural Foods Inc., et al]

ISRAEL DISCOUNT BANK OF NEW YORK

By:        /s/ George Ahlmeyer
Name:   George Ahlmeyer
Title:     Senior Vice President

By:        /s/ Marc Merritt
Name:   Mark Merritt
Title:     First Vice President

[Signature Page to Fourth Amendment Agreement - United Natural Foods Inc., et al]

ROYAL BANK OF CANADA, individually and as
Co-Documentation Agent

By:         /s/ Gordon MacArthur
Name:   Gordon MacArthur
Title:     Authorized Signatory

[Signature Page to Fourth Amendment Agreement - United Natural Foods Inc., et al]

BMO CAPITAL MARKETS FINANCING, INC.,
individually and as Co-Documentation Agent

By:        /s/ Graeme Robertson
Name:   Graeme Robertson
Title:     Vice President

[Signature Page to Fourth Amendment Agreement - United Natural Foods Inc., et al]

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A.,
“RABOBANK NEDERLAND”, NEW YORK BRANCH

By:        /s/ Claire Laury
Name:   Claire Laury
Title:     Vice President

By:        /s/ Rebecca O. Morrow
Name:   Rebecca O. Morrow
Title:     Executive Director

[Signature Page to Fourth Amendment Agreement - United Natural Foods Inc., et al]

JPMORGAN CHASE BANK, N.A.

By:        /s/ Joseph A Lisack
Name:   Joseph A Lisack
Title:     Vice President

[Signature Page to Fourth Amendment Agreement - United Natural Foods Inc., et al]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:        /s/ Doreen Barr
Name:   Doreen Barr
Title:     Vice President

By:        /s/ Christopher Reo Day
Name:   Christopher Reo Day
Title:     Associate

[Signature Page to Fourth Amendment Agreement - United Natural Foods Inc., et al]

Each of the undersigned Guarantors
acknowledges and agrees to the foregoing,
and ratifies and confirms in all respects
such Guarantor’s obligations under the
Guaranty Agreements:

NATURAL RETAIL GROUP, INC.

By:        /s/ Mark E. Shamber
Name:   Mark Shamber
Title:     Vice President, Secretary and Treasurer

ALBERT’S ORGANICS, INC.

By:        /s/ Mark E. Shamber
Name:   Mark Shamber
Title:     Vice President, Secretary and Treasurer

[Signature Page to Fourth Amendment Agreement - United Natural Foods Inc., et al]

Schedule 1

Revolving Credit Commitments

Lender Names and Addresses for Notices	Revolving Credit Commitment	Revolving Credit Commitment Percentage
Bank of America, N.A. 200 Glastonbury Boulevard Glastonbury, CT 06033 Attn: Edgar Ezerins Phone: 860-368-6024 Fax: 860-368-6029 Email: edgar.ezerins@bankofamerica.com	$83,000,000	20.75%
RBS Citizens, National Association (as successor by merger with Bank of Massachusetts) 53 State Street, 14th Floor Boston, MA 02109 Attn: Peter Coates Phone: 617-994-7250 Email: peter.coates@rbsbusinesscapital.com	$43,000,000	10.75%
U.S. Bank National Association 950 17th Street, Suite 300 Denver, CO 80202 Attn: Mark Reinert Phone: 303-585-8904 Email: mark.reinert@usbank.com	$46,000,000	11.5%
Webster Bank, National Association (f/k/a Webster Bank) 80 Elm Street New Haven, CT 06510 Attn: Jack Frost Phone: 203-782-4544 Fax: 203-782-4577 Email: jfrost@websterbank.com	$18,000,000	4.5%

Lender Names and Addresses for Notices	Revolving Credit Commitment	Revolving Credit Commitment Percentage
PNC Bank, National Association 70 East 55th Street, 14th Floor New York, NY 10022 Attn: Brian Conway Phone: 212-303-0044 Email: brian.conway@pncbusinesscredit.com	$32,000,000	8.0%
First Pioneer Farm Credit, ACA 174 South Road Enfield, CT 06082 Attn: Tom Cosgrove Phone: 860-741-4380 Fax: 860-741-4389 Email: tom.cosgrove@firstpioneer.com	$43,000,000	10.75%
Israel Discount Bank of New York 511 Fifth Avenue, 6th Floor New York, NY 10017 Attn: George Ahlmeyer Phone: 212-551-8227 Fax: 212-551-8720 Email: gahlmeyer@IDBNY.com	$20,000,000	5.0%
Royal Bank of Canada New York Branch One Liberty Plaza, 3rd Floor New York, NY 10006-1404 Attn:Manager, Loans Administration Fax: 212-428-2372 With a copy to: Attn: Gordon C. MacArthur Phone: 212-428-2324 Fax: 212-428-6459 Email: gordon.macarthur@rbccm.com	$35,000,000	8.75%
BMO Capital Markets Financing, Inc. 111 West Monroe Street, 20th Floor West Chicago, IL 60603 Attn: Graeme Robertson Phone: 312-461-2669 Fax: 312-765-1030 Email: graeme.robertson@bmo.com	$35,000,000	8.75%

Lender Names and Addresses for Notices	Revolving Credit Commitment	Revolving Credit Commitment Percentage
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch 245 Park Ave. New York, NY 10167 Attn: Corporate Services Dept. Phone: 201-499-5200 Fax: 201-499-5326 Email: [not accepting e-mail notice]	$10,000,000	2.5%
JPMorgan Chase Bank, N.A. 530 5th Avenue, 8th Floor New York, NY 10036 Attn: Donna DiForio Phone: 212-837-3212 Fax: 212-837-3301 Email: donna.diforio@chase.com	$25,000,000	6.25%
Credit Suisse, Cayman Islands Branch Eleven Madison Avenue New York, NY 10010 Attn: Doreen Barr Phone: 212-325-9914 Fax: 212-743-2737 Email: doreen.barr@credit-suisse.com	$10,000,000	2.5%
Total	$400,000,000	100.00%

Schedule 2

Events of Default

1.  The Event of Default that occurred under Section 11.1.4 of the Loan Agreement as a result of the Borrowers’ failure to comply with Section 9.2.1(e) and Section 9.2.6 of the Loan Agreement in respect of the Indebtedness incurred by UNF owing to Organic Brands, LLC evidenced by that certain Promissory Note dated March 30, 2007 executed by UNF in favor of Organic Brands, LLC.

2.  The Event of Default that occurred under Section 11.1.4 of the Loan Agreement as a result of the Borrowers’ failure to comply with Section 9.2.3 and Section 9.2.5 of the Loan Agreement in respect of the Indebtedness incurred by Millbrook Distribution Services Inc. owing to General Electric Company and the Lien in respect thereof.

3.  The Event of Default that occurred under Section 11.1.4 of the Loan Agreement as a result of the Borrowers’ failure to comply with Section 9.2.5 of the Loan Agreement in respect of the Lien incurred by Albert’s Organics, Inc. in favor of City National Bank.

4.  The Events of Default that occurred under Section 11.1.18 of the Loan Agreement as a result of the events of default that occurred under the Term Loan Agreement as a result of the events described in 2 and 3 above.

Exhibit A

Amended and Restated Exhibit A

EXHIBIT A

FORM OF

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$[AMOUNT]	November 27, 2007 Hartford, Connecticut

FOR VALUE RECEIVED, the undersigned, UNITED NATURAL FOODS, INC., a Delaware corporation with its chief executive office and principal place of business located at 260 Lake Road, Dayville, Connecticut 06241 (“UNF”), UNITED NATURAL FOODS WEST, INC. (f/k/a Mountain People's Warehouse Incorporated), a California corporation with its chief executive office and principal place of business located at 1101 Sunset Boulevard, Rocklin, California 95765 (“UNFW”), UNITED NATURAL TRADING CO., a Delaware corporation with its chief executive office and principal place of business located at 96 Executive Drive, Edison, New Jersey 08817 (“UNT”), DISTRIBUTION HOLDINGS, INC., a Delaware corporation with its chief executive office and principal place of business located at 260 Lake Road, Dayville, Connecticut 06241 (“Holdings”), SPRINGFIELD DEVELOPMENT, LLC (f/k/a United Northeast LLC), a Delaware limited liability company with its chief executive office and principal place of business located at 260 Lake Road, Dayville, Connecticut 06241 (“SDLLC”), and MILLBROOK DISTRIBUTION SERVICES INC., a Delaware corporation with its chief executive office and principal place of business located at 88 Huntoon Memorial Hwy, Leicester, Massachusetts 01524 (“Millbrook” together with UNF, UNFW, UNT, Holdings and SDLLC, collectively, the “Borrowers”) jointly and severally promise to pay to the order of [_______________] (“Lender”), at the office of Agent, defined below, located at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033, in lawful money of the United States of America and in immediately available finds, the principal amount of [______________] Dollars ($[_______]) or such lesser sum as may constitute Lender's Pro Rata share of the outstanding amount of all Revolving Credit Loans made pursuant to the Loan Agreement referred to below, in accordance with the terms thereof.

This Amended and Restated Revolving Credit Note (the “Note”) is a Revolving Credit Note referred to in, and is issued pursuant to, that certain Amended and Restated Loan and Security Agreement among Borrowers, Bank of America, N.A. (as successor to Fleet Capital Corporation) as administrative agent (“Agent”) for itself and the lenders from time to time a party thereto (“Lenders”), and certain other parties, dated April 30, 2004, as amended from time to time (hereinafter, as amended from time to time, the “Loan Agreement”), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

This Note amends and restates that certain Revolving Credit Note dated April 30, 2004 in the original principal amount of $[__________] executed and delivered by the Borrowers to the

Lender (the “Original Note”). This Note is executed and delivered in substitution for, but not in satisfaction of, the Original Note.

The rate of interest in effect hereunder shall be calculated with reference to the Base Rate or LIBOR, as applicable, as more specifically provided in the Loan Agreement. The interest due shall be computed and shall be payable in the manner provided in the Loan Agreement.

Except as otherwise expressly provided in the Loan Agreement, if any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. Notwithstanding the foregoing, if any portion of the Revolving Credit Loans evidenced by this promissory note constitutes a LIBOR Advance, and an extension of the maturity of any payment hereon would cause the maturity thereof to occur during the next calendar month, then such payment shall mature on the next preceding Business Day.

This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrowers may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner provided in Section 5.2.2 of the Loan Agreement.

Upon the occurrence and continuation of any one or more of the Events of Default specified in the Loan Agreement which have not been cured by Borrowers or waived by Agent, Agent may declare all Obligations evidenced hereby to be immediately due and payable (except with respect to any Event of Default set forth in Subsection 11.1.10 of the Loan Agreement, in which case all Obligations evidenced hereby shall automatically become immediately due and payable without the necessity of any notice or other demand) without presentment, demand, protest or any other action or obligation of Agent or Lender.

Time is of the essence of this Note. Borrowers hereby waive presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Agent or Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Agent or Lender of any right or remedy preclude any other right or remedy. Subject to the terms of the Loan Agreement, Agent, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrowers, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrowers. Borrowers agree that, without releasing or impairing Borrowers' liability hereunder, Agent may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

The validity, interpretation and enforcement of this promissory note shall be governed by the internal laws of the State of Connecticut without giving effect to the conflict of laws principles thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

UNITED NATURAL FOODS, INC.

By:______________________
Name:
Title:

UNITED NATURAL FOODS WEST,
INC.

By:______________________
Name:
Title:

UNITED NATURAL TRADING CO.

By:______________________
Name:
Title:

DISTRIBUTION HOLDINGS, INC.

By:______________________
Name:
Title:

SPRINGFIELD DEVELOPMENT, LLC

By:______________________
Name:
Title:

MILLBROOK DISTRIBUTION
SERVICES INC.

By:______________________
Name:
Title:

Exhibit B

Amended and Restated Exhibit B

EXHIBIT B

FORM OF

AMENDED AND RESTATED SWINGLINE NOTE

$[AMOUNT]	November __, 2007 Hartford, Connecticut

FOR VALUE RECEIVED, the undersigned, UNITED NATURAL FOODS, INC., a Delaware corporation with its chief executive office and principal place of business located at 260 Lake Road, Dayville, Connecticut 06241 (“UNF”), UNITED NATURAL FOODS WEST, INC. (f/k/a Mountain People's Warehouse Incorporated), a California corporation with its chief executive office and principal place of business located at 1101 Sunset Boulevard, Rochlin, California 95765 (“UNFW”), UNITED NATURAL TRADING CO., a Delaware corporation with its chief executive office and principal place of business located at 96 Executive Drive, Edison, New Jersey 08817 (“UNT”), DISTRIBUTION HOLDINGS, INC., a Delaware corporation with its chief executive office and principal place of business located at 260 Lake Road, Dayville, Connecticut 06241 (“Holdings”), SPRINGFIELD DEVELOPMENT, LLC (f/k/a United Northeast LLC), a Delaware limited liability company with its chief executive office and principal place of business located at 260 Lake Road, Dayville, Connecticut 06241 (“SDLLC”), and MILLBROOK DISTRIBUTION SERVICES INC., a Delaware corporation with its chief executive office and principal place of business located at 88 Huntoon Memorial Hwy, Leicester, Massachusetts 01524 (“Millbrook” together with UNF, UNFW, UNT, Holdings and SDLLC, collectively, the “Borrowers”) jointly and severally promise to pay to the order of [__________] (“Lender”), at the office of Agent, defined below, located at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033, in lawful money of the United States of America and in immediately available funds, the principal amount of [__________] Dollars ($[_______]) or such lesser sum as may constitute the outstanding amount of all SwingLine Loans made pursuant to the Loan Agreement referred to below, in accordance with the terms thereof.

This SwingLine Note (the “Note”) is the SwingLine Note referred to in, and is issued pursuant to, that certain Amended and Restated Loan and Security Agreement among Borrowers, Bank of America, N.A. (as successor to Fleet Capital Corporation) as administrative agent (“Agent”) for itself and the lenders from time to time a party thereto (“Lenders”), and certain other parties, dated April 30, 2004, as amended from time to time (hereinafter, as amended from time to time, the “Loan Agreement”), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

This Note amends and restates that certain Swingline Note dated April 30, 2004 in the original principal amount of $17,500,000 executed and delivered by the Borrowers to the Lender (the “Original Note”). This Note is executed and delivered in substitution for, but not in satisfaction of, the Original Note.

The rate of interest in effect hereunder shall be calculated with reference to the Base Rate, as more specifically provided in the Loan Agreement. The interest due shall be computed and shall be payable in the manner provided in the Loan Agreement.

Except as otherwise expressly provided in the Loan Agreement, if any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrowers may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner provided in Section 5.2.2 of the Loan Agreement.

Upon the occurrence and continuation of any one or more of the Events of Default specified in the Loan Agreement which have not been cured by Borrowers or waived by Agent, Agent may declare all Obligations evidenced hereby to be immediately due and payable (except with respect to any Event of Default set forth in subsection 11.1.10 of the Loan Agreement, in which case all Obligations evidenced hereby shall automatically become immediately due and payable without the necessity of any notice or other demand) without presentment, demand, protest or any other action or obligation of Agent or Lender.

Time is of the essence of this Note. Borrowers hereby waive presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Agent or Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Agent or Lender of any right or remedy preclude any other right or remedy. Subject to the terms of the Loan Agreement, Agent, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrowers, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrowers. Borrowers agree that, without releasing or impairing Borrowers' liability hereunder, Agent may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

The validity, interpretation and enforcement of this promissory note shall be governed by the internal laws of the State of Connecticut without giving effect to the conflict of laws principles thereof.

UNITED NATURAL FOODS, INC.

By:______________________
Name:
Title:

UNITED NATURAL FOODS WEST,
INC.

By:______________________
Name:
Title:

UNITED NATURAL TRADING CO.

By:______________________
Name:
Title:

DISTRIBUTION HOLDINGS, INC.

By:______________________
Name:
Title:

SPRINGFIELD DEVELOPMENT, LLC

By:______________________
Name:
Title:

MILLBROOK DISTRIBUTION
SERVICES INC.

By:______________________
Name:
Title:

Exhibit C

Amended and Restated Exhibit C

EXHIBIT C

Chief Executive Offices and Registered Agents

Chief Executive Offices:

Borrowers:

United Natural Foods, Inc.	260 Lake Road
Dayville, CT 06241

United Natural Foods West, Inc.	1101 Sunset Boulevard
Rocklin, CA 95765

United Natural Trading Co.	96 Executive Drive
Edison, NJ 08817

Distribution Holdings, Inc.	260 Lake Road
Dayville, CT 06241

Springfield Development, LLC	260 Lake Road
Dayville, CT 06241

Millbrook Distribution Services Inc.	88 Huntoon memorial Hwy
Leicester, MA 01524

Guarantors:

Natural Retail Group, Inc.	Seabreeze Shopping Plaza
30555 US Hwy 19N
Palm Harbor, FL

Albert's Organics, Inc.	3268 E. Vernon Ave
Vernon, CA 90058

Registered Agents:

Borrowers:

United Natural Foods, Inc.:	The Corporation Trust Company
Corporation Trust Center
Wilmington, DE 19801
302-658-7581

CT Corporation System
1200 South Pine Island Road
Plantation, FL 33324

CT Corporation System
One Corporate Center
11th Floor
Hartford, CT 06103

CT Corporation System
400 Cornerstone Drive
Suite 240
Williston, VT 05495

CT Corporation System
1201 Peachtree Street
Atlanta, GA 30361

The Corporation Company
1675 Broadway
Suite 1200
Denver, CO 80202

CT Corporation System
Philadelphia, PA 19136

CT Corporation System
100 S 5th Street
#1075
Minneapolis, MN 55402

CT Corporation System
2222 Grand Avenue
Des Moines, IA 50312

CT Corporation System
314 Thayer Avenue
Bismarck, ND 58501

CT Corporation System
818 West Seventh Street
Los Angeles, CA 90017

CT Corporation System (being appointed)
707 Virginia Street East
Charleston, WV 25301

CT Corporation System
75 Beattie Place
Greenville, SC 29601

CT Corporation System
Kentucky Home Life Building
Louisville, KY 40202

CT Corporation System
155 Federal Street
Suite 700
Boston, MA 02110

CT Corporation System
9 Capitol Street
Concord, NH 03301

The Corporation Trust Company
820 Bear Tavern Road
West Trenton, NJ 08628

CT Corporation System
111 Eight Avenue
New York. NY 1001 1

CT Corporation System
251 E. Ohio Street
Suite 1100
Indianapolis, IN 46204

United Natural Foods West, Inc.:	CT Corporation System
818 West Seventh Street
Los Angeles, CA 90017

The Corporation Company
1675 Broadway
Suite 1200
Denver, CO 80202

CT Corporation System
123 East Marcy
Santa Fe, New Mexico 87501

CT Corporation System
2394 E Camelback Road
Phoenix, AZ 85016

CT Corporation System
388 State Street
Suite 420
Salem, OR 97301

CT Corporation System
1801 West Bay Drive NW
Suite 206
Olympia, WA 98502

CT Corporation System
1111 West Jefferson
Suite 530
Boise, ID 83702

Franz Weber
PO BOX 247
KEALAKEKUA HI 96750

CT Corporation System
9360 Glacier Hwy
Suite 202
Juneau AK 99801

United Natural Trading Co.:	The Corporation Trust Company
Corporation Trust Center
Wilmington, DE 19801
302-658-7581

CT Corporation System
818 West Seventh Street
Los Angeles, CA 90017

The Corporation Trust Company
820 Bear Tavern Road
West Trenton, N.J. 08628

Distribution Holdings, Inc.	Corporation Service Company

2711 Centerville Road
Suite 400
Wilmington, DE 19808
302-636-5401

Springfield Development, LLC	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
302-658-7581

Millbrook Distribution Services Inc.	Corporation Service Company
2711 Centerville Road
Suite 400
Wilmington, DE 19808
302-636-5401

Corporation Service Company
84 State Street
Boston, MA 02109

Corporation Service Company
1201 Hays Street
Tallahassee, FL 32301

Corporation Service Company
50 Weston Street
Hartford, CT 06120

Corporation Service Company
222 Jefferson Boulevard
Suite 200
Warwick, RI 02888

Corporation Service Company
2338 W Royal Palm Road
Suite J
Phoenix, AZ 85021

Corporation Service Company
300 Spring Building
Suite 900
300 S Spring Street
Little Rock, AR 72201

Corporation Service Company
45 Memorial Circle
Augusta, ME 04330

Lawyers Incorporating Service
d/b/a Lawyers Inc Service
14 Centre Street
Concord, NH 03301

Corporation Service Company
159 State Street
Montpelier, VT 05602

Corporation Service Company
1560 Broadway
Suite 2090
Denver, CO 80202

CORPORATION SERVICE COMPANY
d/b/a CSC - LAWYERS INCORPORATING
SERVICE
P.O. Box 526036
Sacramento, CA 95852

Guarantors:

Natural Retail Group, Inc.:	The Corporation Trust Company
Corporation Trust Center
Wilmington, DE 19801
302-658-7581

CT Corporation System (being appointed)
1200 South Pine Island Road
Plantation, FL 33324

CT Corporation System
155 Federal Street
Suite 700
Boston, MA 02110

The Corporation Trust Incorporated
300 E. Lombard Street
Baltimore, MD 21202

Albert's Organics, Inc.:	Kathryn Courtney
3268 Vernon Avenue
Vernon, CA 90058

CT Corporation System
1200 South Pine Island Road
Plantation, FL 33324

The Corporation Company
1675 Broadway
Suite 1200
Denver, CO 80202

CT Corporation System
Philadelphia, PA 19136

CT Corporation System
405 2nd Avenue S
Minneapolis, MN 55401

CT Corporation System
225 Hillsborough Street
Raleigh, NC 27603

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801

The Corporation Trust Company
820 Bear Tavern Road
West Trenton, N.J. 08628

EXHIBIT C
BORROWERS AND GUARANTORS
BUSINESS LOCATIONS

Owned/
Leased	Entity	Use	Address	City	State	Zip	Sq. Ft.	Inventory in Excess of $100,000

OWNED

O	Albert's Organics	Warehouse	3320 E. Vernon Avenue	Vernon	CA	90058	32,770	Yes
O	Albert's Organics	Office/Warehouse	200 Eagle Court	Bridgeport	NJ	8014	37,000	Yes
O	Millbrook	Office/Warehouse	401 Highway 43 East	Harrison	AR	72601	1,200,000	Yes
O	UNFI	Office/Warehouse	260 Lake Road	Dayville	CT	06241	352,900	Yes
O	UNFI	Office/Warehouse	300 Lake Road	Dayville	CT	06241	90,200	No
O	UNFI	Office/Warehouse	71 Stow Drive	Chesterfield	NH	03443	319,000	Yes
O	UNFI	Warehouse	100 Lincoln Street	New Oxford	PA	17350	271,200	Yes
O	UNFI	Warehouse	12745 Earhart Avenue	Auburn	CA	95602	150,000	Yes
O	UNFI	Office/Warehouse	1101 Sunset Blvd	Rocklin	CA	95765	487,000	Yes
O	UNFI	Warehouse	100 Lake View Court	Atlanta	GA	30336	327,500	Yes
O	UNFI	Warehouse	2340 Heinz Road	Iowa City	IA	52240	274,800	Yes
O	UNFI	Warehouse	655 Commerce Parkway	Greenwood	IN	46143	311,100	Yes
O	UNFW	Warehouse	7909 S. Union Parkway	Ridgefield	WA	98642	239,000	Yes

LEASED

L	Albert's Organics	Office	2450 17th Ave Suite 250	Santa Cruz	CA	95062	3,859	No
L	Albert's Organics	Warehouse	621 Snively Avenue	Winter Haven	FL	33880	11,500	Yes
L	Albert's Organics	Warehouse	5230 Quincy Street	Mounds View	MN	55112	38,736	Yes
L	Hershey	Office/Warehouse	96 Executive Drive	Edison	NJ	08817	110,000	Yes
L	Millbrook	MTM Storage	264 Bryan Road	Dania Beach	FL			No

EXHIBIT C
BORROWERS AND GUARANTORS
BUSINESS LOCATIONS

Leased	Entity	Use	Address	City	State	Zip	Sq. Ft.	Inventory in Excess of $100,000
L	Millbrook	MTM Storage	6803 Old Kings Road South	Jacksonville	FL	32217		No
L	Millbrook	MTM Storage	6812 Fountain Ave., E-17	Orlando	FL	32807	200	No
L	Millbrook	MTM Storage	3010 South Jim Redman Pkwy	Plant City	FL	33566	200	No
L	Millbrook	MTM Storage	6751 Macon Road	Columbus	GA	31907	750	No
L	Millbrook	MTM Storage	Route 161 East	Centralia	IL	62801	200	No
L	Millbrook	MTM Storage	200 South Moreland Rd.	Moro	IL	62067	80	No
L	Millbrook	MTM Storage	2420 E. Stop 11 Road	Indianapolis	IN	46227	200	No
L	Millbrook	MTM Storage	Route 44, Harding St.	Lakeville	MA	02347		No
L	Millbrook	MTM Storage	1315 W. Chestnut Expressway	Springfield	MO		1,500	No
L	Millbrook	MTM Storage	6915 S. 120th Street	La Vista	NE	68128	400	No
L	Millbrook	MTM Storage	232 N. Broadway	Salem	NH	03079	300	No
L	Millbrook	MTM Storage	6509 Transit Road	Bowmansville	NY	14026	75	No
L	Millbrook	MTM Storage	493 South Main Street	Canadaigua	NY	14424	200	No
L	Millbrook	MTM Storage	Center St. & Genesee St.	Cuba	NY			No
L	Millbrook	MTM Storage	3204 Flovana Avenue	Jamestown	NY		25	No
L	Millbrook	MTM Storage	4531 22nd St., N.W.	Canton	OH	44708	300	No
L	Millbrook	MTM Storage	802 South Reynolds	Toledo	OH	43615		No
L	Millbrook	MTM Storage	5837 South Garnett	Tulsa	OK	74146	1,650	No
L	Millbrook	MTM Storage	1301 Prospect	Ponca City	OK	74601	200	No
L	Millbrook	Office/Warehouse	88 Huntoon Memorial Highway	Leicester	MA	01524		Yes
L	Millbrook	Warehouse	1060 Millbury Street	Worcester	MA	01607	241,304	No
L	Millbrook	Warehouse	9318 Florida Palm Drive	Tampa	FL	33619	64,000	Yes
L	Millbrook	Warehouse	8 Joanna Court	E. Brunswick	NJ	08816	177,600	Yes
L	Millbrook	Retail Store	147 Main Street	Leicester	MA	01524		Yes
L	NRG	Retail Store	6651 Central Ave.	St. Petersburg	FL	33710	4,750	Yes
L	NRG	Retail Store	1930 Stickney Point Rd	Sarasota	FL	34231	4,700	Yes

EXHIBIT C
BORROWERS AND GUARANTORS
BUSINESS LOCATIONS

Leased	Entity	Use	Address	City	State	Zip	Sq. Ft.	Inventory in Excess of $100,000
L	NRG	Retail Store	30555 US Highway 19N	Palm Harbor	FL	34684	12,270	Yes
L	NRG	Retail Store	850 Neopolitan Way	Naples	FL	34103	4,800	Yes
L	NRG	Retail Store	1917 E Silver Springs Blvd	Ocala	FL	34470	5,000	Yes
L	NRG	Retail Store	521 NW 13 Blvd	Gainesville	FL	32601	4,600	Yes
L	NRG	Retail Store	1279 Beneva Rd S.	Sarasota	FL	34232	8,260	Yes
L	NRG	Retail Store	1900-2000 Tamiami Trail	Port Charlotte	FL	33948	9,600	Yes
L	NRG	Retail Store	1237 NW 76th Blvd	Gainesville	FL	32606	4,750	Yes
L	NRG	Retail Store	1600 Route 28	Centerville	MA	02632	3,000	Yes
L	NRG	Retail Store	108 Marlboro Ave	Easton	MD		3,500	Yes
L	NRG	Retail Store	700 Reistertown	Baltimore	MD		4,000	Yes
L	Select Nutrition	Office	60 Charles Lindebergh Blvd	Uniondale	NY	11553		No
L	Select Nutrition	Office	2722 Commerce Way	Philadelphia	PA	19154	100,000	Yes
L	UNFI	Office	190 Main Street	Danielson	CT	06239		No
L	UNFI	Office/Warehouse	6100 MacIntosh Road	Sarasota	FL	34238	345,000	Yes
L	UNFI	Office	25 Mr. Arthur Drive	Chesterfield	NH	03443	4,000	No
L	UNFW	Warehouse	13204 Philadelphia St.	Fontana	CA	92337	220,200	Yes
L	UNFW	Warehouse	930 Rockefeller Ave., B	Ontario	CA	91761		Yes
L	UNFW	Warehouse	2356 Fleetwood Drive	Riverside	CA	92509		No
L	UNFW	Warehouse	15965 E. 32nd Ave.	Aurora	CO	80011	180,000;	Yes
L	UNFW	Warehouse	15755 East 32nd Avenue	Aurora	CO	80011	40,000	Yes
L	UNFW	Warehouse	17900 East 32nd Ave, Ste 30	Aurora	CO	80011	5,000	No
L	UNFW	Warehouse	4201 East 52nd Ave	Commerce City	CO	80022	15,000	No
L	UNFW	Warehouse	22 30th North East	Auburn	WA	98002	204,700	No
L	UNFW	Warehouse	1303 26th Street NW	Auburn	WA	98002	79,200	Yes

Exhibit D

Amended and Restated Exhibit D

EXHIBIT D
BORROWERS AND GUARANTORS
FOREIGN JURISDICTIONS

Foreign
Company	Qualifications	Address

BORROWERS

United Natural Foods, Inc.
FL-3/26/96 (Reinstated in FL 3/25/04); CT-4/9/96; GA-4/8/96; CO-7/24/95 (requalified in CO 5/2/03); PA-4/3/96; MN-10/18/02; IA-10/21/02; ND-10/24/02; CA-9/14/00; IN-6/2/03; WV-11/28/05; VT-12/2/05; SC-12/30/05; KY-1/3/06; MA-12/30/05; NH-12/30/05; NJ-12/30/05; NY-12/30/05

 8301 Torresdale Ave, Philadelphia, PA 19136 (Terminal); 4200 Shirley Drive, Atlanta, GA +30336; Old Troy Road, Lake City, FL 32055 (Terminal); 71 Stow Drive, Chesterfield, NH 03443; 100 Lincoln Street, New Oxford, PA 17350; Lake City, FL (Warehouse/Holding Facility)

United Natural Foods West, Inc. f/k/a Mountain People's Warehouse Incorporated	NM-9/23/96; AZ-9/11/96; WA-9/17/96; OR-9/12/96; ID-9/12/96; HI-10/16/97; CO-11/15/05; AK-2/15/06	22 30th Street NE, Suite 102, Auburn, WA 98002

United Natural Trading Co. d/b/a Hershey Imports Co., Inc.	NJ-2/4/98; CA-2/4/98	96 Executive Drive, Edison, NJ 08817

Distribution Holdings, Inc.	N/A

Millbrook Distribution Services Inc.	MA-8/27/99; FL-6/1/99; AR-6/2/99

Springfield Development, LLC (f/k/a United Northeast LLC)	N/A	90 Technology Drive, Brattleboro, VT 05304

GUARANTORS

Natural Retail Group, Inc.	FL-4/11/95, MD-11/24/93; MA-6/19/94;	Seabreeze Shopping Plaza, 30555 US Hwy 19N, Palm Harbor, FL

Albert’s Organics, Inc.	PA-1/16190; NC-10/18/95; NJ-10/16/95; FL-10/13/95; DE-10/16/95; CO-11/6/01; MN-7/14/05	200 Eagle Court, Bridgeport, NJ 08014; 621 Snively Ave, Winter Haven, FL 33880; 15965 East 32nd Ave, Aurora, CO 80011

Exhibit E

Amended and Restated Exhibit E

EXHIBIT E
BORROWERS AND GUARANTORS
CAPITAL STRUCTURE

				# of Shares
	Class of	# of Shares	# of Shares	Authorized But	Shareholder/	Percentage
Company	Stock	Authorized	Outstanding	Un-issued	Member	Owned

BORROWERS

United Natural Foods, Inc.
(Greater than 5% Ownership)
(As of 10/27/07)	Common	100,000,000	42,830,677*	57,169,323	FMR Corp.	11.45%
					ESOP Trust	6.44%
					Munder Capital Mgmt.	5.71%
	Preferred	5,000,000	As of December 12, 2003, 50,000 Preferred Series A shares have been reserved for issuance under the Rights Agreement dated February 22, 2000, but have not been issued as of the date hereof.	5,000,000	N/A

UNITED NATURAL FOODS WEST, INC. (f/k/a Mountain People's Warehouse Incorporated)	Common	100,000	1	99,999	UNFI	100%

United Natural Trading Co. d/b/a Hershey Imports Co.	Common	10,000	1,000	9,000	UNFI	100%

Springfield Development LLC, (f/k/a United Northeast LLC)	N/A	N/A	N/A	N/A	UNFI	100%

Distribution Holdings, Inc.	Common	10,000	100	9,900	UNFI	100%

Millbrook Distribution Services Inc.	Common	1,000	1,000	N/A	Distribution Holdings, Inc.	100%

GUARANTORS

Natural Retail Group, Inc.	Common	10,000	1,000	9,000	UNFI	100%

Albert’s Organics, Inc.	Voting	99,500	579.36	98,920.64	UNFI	100%
	Non-Voting	500		500.00

* As of October 27, 2007

Exhibit F

Amended and Restated Exhibit F

EXHIBIT F

ALTERNATE CORPORATE NAMES. MERGERS
and STATE ID #s

Alternate Names:

Borrowers

1.
United Natural Foods, Inc. ("UNF") was formerly known as Cornucopia Natural Foods, Inc. and will continue to do business under the name Cornucopia Natural Foods in the states of Connecticut, Georgia, Florida and Pennsylvania.

UNF purchased the assets of Blooming Prairie Cooperative Warehouse and does business in the States of Iowa and North Dakota under the name "Blooming Prairie Warehouse".

UNF purchased all the assets of Select Nutrition Distributors, Inc. including all of its stock, but subsequently merged this subsidiary up into UNF. UNF does business in the States of CA, NY, DE and PA under the name "Select Nutrition Distributors".

In the State of Colorado, United Natural Foods, Inc. does business under the following trade names:

Rainbow Natural Foods Distributing, Ltd.
Rainbow Distributing, Ltd.
Rainbow Foods Distributing, Ltd.

UNF is the survivor by merger of the following subsidiaries:

Stow Mills, Inc.
Select Nutrition Distributors, Inc.

2.
United Natural Foods West, Inc. (f/k/a Mountain People's Warehouse Incorporated) acquired substantially all of the assets of Shojin Natural Foods and does business under the name Shojin Natural Foods in the State of Hawaii.

United Natural Foods West, Inc. is the survivor by merger of the following subsidiaries:

NutraSource, Inc.
Rainbow Natural Foods, Inc.

3.	United Natural Trading Co. acquired substantially all of the assets of Hershey Import Co., Inc. and does business under the name Hershey Import Co., Inc.

4.	Albert's Organics, Inc. purchased all assets of Roots & Fruits Cooperative and does business in the State of Minnesota under the name Roots & Fruits.

Guarantors

1.	Natural Retail Group, Inc. ("NRG") uses or has used the following trade names in the following states:

Florida:

Sunsplash Market
Sunsplash Natural Foods For Less
Mother Earth Market
The Granary
Natures Finest Foods
Palm Harbor Natural Foods

Massachusetts:

Sunsplash Natural Foods For Less
Cape Cod Natural Foods
Sprouts

Maryland:

Sunsplash Natural Foods For Less
Railway Market
Village Natural Grocers

NRG also acquired substantially all of the assets of the following Persons:

Village Natural Grocers, Inc., a Maryland corporation;
Railway Market, Inc., a Maryland corporation;
Down Home Natural Foods, Inc., a Massachusetts corporation;
Sunsplash Market, Inc., a Florida corporation;
Second Nature of Gainesville, Inc., d/b/a Mother Earth Market, Newberry Crossing Store, Inc., d/b/a Mother Earth Market, Ocala Store, Inc., d/b/a Mother Earth Market, Sarasota Store, Inc., d/b/a Mother Earth Market, Stickney Point Store, Inc., d/b/a The Granary, North Tail Store, Inc., d/b/a The Granary, and Mother Earth Market, Inc., all Florida corporations;
Natures Finest Foods, lnc., a Florida corporation;
Hodges Management, Inc., a Florida corporation d/b/a Palm Harbor Natural Foods

2.	Albert's Organics, Inc. acquired substantially all of the assets of Source Organic, Inc., a California corporation.

State ID #s:

BORROWERS:

United Natural Foods, Inc.	Delaware	2377138	Corporation

United Natural Foods West, Inc.	California	C1657486	Corporation

United Natural Trading Co. d/b/a		2852049
Hershey Imports Co., Inc. (NJ)	Delaware		Corporation

Distribution Holdings, Inc.	Delaware	4230723	Corporation

United Northeast LLC	Delaware	3579704	Limited Liability Company

Millbrook Distribution Services Inc.	Delaware	2882792	Corporation

GUARANTORS:

Natural Retail Group, Inc.	Delaware	2345969	Corporation

Albert's Organics, Inc.	California	C1326751	Corporation

Exhibit F

Amended and Restated Exhibit F

Exhibits F H
BORROWERS AND GUARANTORS
Corporate Names EINs

		Parent	State of	Date of
Company	Chief Executive Office	Company	Incorporation	Incorporation	EIN

BORROWERS
United Natural Foods, Inc.	260 Lake Road, Dayville, CT 06241	N/A	Delaware	2/11/1994	05-0376157

United Natural Foods West, Inc. (f/k/a Mountain People’s Warehouse Incorporated)	1101 Sunset Boulevard, Rocklin, CA 95765	United Natural Foods, Inc.	California	1/16/1990	68-0221552

United Natural Trading Co. d/b/a Hershey Imports Co., Inc.	96 Executive Drive, Edison, NJ 08817	United Natural Foods, Inc.	Delaware	1/28/1998	06-1505797

Distribution Holdings, Inc.	260 Lake Road, Dayville, CT 06241	United Natural Foods, Inc.	Delaware	10/5/2006	65-1296934

Millbrook Distribution Services Inc.	88 Huntoon Memorial Hwy, Leicester, MA 01524	Distribution Holdings, Inc.	Delaware	4/27/1998	41-0754020

Springfield Development, LLC (f/k/a United Northeast LLC)	260 Lake Road, Dayville, CT 06241	United Natural Foods, Inc.	Delaware	11/6/2002	13-4221549

GUARANTORS

Natural Retail Group, Inc.	Seabreeze Shopping Plaza, 30555 US Hwy 19N, Palm Harbor, FL	United Natural Foods, Inc.	Delaware	8/2/1993	06-1383344

Albert’s Organics, Inc.	3268 E. Vernon Ave, Vernon, CA 90058	United Natural Foods, Inc.	California	12/19/1984	95-3934152

There are no open tax matters for any of the Borrowers or Guarantors.

Exhibit G

Amended and Restated Exhibit G

EXHIBIT G

GUARANTEES

UNF has guaranteed the obligations of the ESOT under the Loan Agreement dated 11/1/88 between the ESOT and Norman Cloutier, Steven Townsend, Daniel Atwood and Theodore Cloutier; original principal amount of the Note issued under the Loan Agreement is $4,080,000.

Exhibit H

Amended and Restated Exhibit H

Exhibits F H
BORROWERS AND GUARANTORS
Corporate Names EINs

		Parent	State of	Date of
Company	Chief Executive Office	Company	Incorporation	Incorporation	EIN

BORROWERS
United Natural Foods, Inc.	260 Lake Road, Dayville, CT 06241	N/A	Delaware	2/11/1994	05-0376157

United Natural Foods West, Inc. (f/k/a Mountain People’s Warehouse Incorporated)	1101 Sunset Boulevard, Rocklin, CA 95765	United Natural Foods, Inc.	California	1/16/1990	68-0221552

United Natural Trading Co. d/b/a Hershey Imports Co., Inc.	96 Executive Drive, Edison, NJ 08817	United Natural Foods, Inc.	Delaware	1/28/1998	06-1505797

Distribution Holdings, Inc.	260 Lake Road, Dayville, CT 06241	United Natural Foods, Inc.	Delaware	10/5/2006	65-1296934

Millbrook Distribution Services Inc.	88 Huntoon Memorial Hwy, Leicester, MA 01524	Distribution Holdings, Inc.	Delaware	4/27/1998	41-0754020

Springfield Development, LLC (f/k/a United Northeast LLC)	260 Lake Road, Dayville, CT 06241	United Natural Foods, Inc.	Delaware	11/6/2002	13-4221549

GUARANTORS

Natural Retail Group, Inc.	Seabreeze Shopping Plaza, 30555 US Hwy 19N, Palm Harbor, FL	United Natural Foods, Inc.	Delaware	8/2/1993	06-1383344

Albert’s Organics, Inc.	3268 E. Vernon Ave, Vernon, CA 90058	United Natural Foods, Inc.	California	12/19/1984	95-3934152

There are no open tax matters for any of the Borrowers or Guarantors.

Exhibit I

Amended and Restated Exhibit I

EXHIBIT I

Friday, November 09, 2007

# TRADEMARK STANDARD CASE PRINT

| CountryName / DocketNumber | | | StatusDescription | ApplicationNumber / ApplicationDate | RegistrationNumber / RegistrationDate | PublicationDate / ExpirationDate |
|---|---|---|---|---|---|---|
| **MarkName** GRATEFUL HARVEST (WORD MARK) | | | | | | |
| United States | | | | 78723899 | 3277444 | 6/6/2006 |
| T02164-US | Z | NAT | Registered | 9/30/2005 | 8/7/2007 | 8/7/2017 |
| | | | | AttorneyName David R. Josephs | ClientName United Natural Foods, Inc. | |
| | | | | AgentName | CurrentOwnerNa | |
| **MarkName** GRATEFUL HARVEST (WORD MARK) | | | | | | |
| United States | | | | 78723904 | | 12/19/2006 |
| T02164-US1 | Z | NAT | Filed | 9/30/2005 | | |
| | | | | AttorneyName David R. Josephs | ClientName United Natural Foods, Inc. | |
| | | | | AgentName | CurrentOwnerNa | |
| **MarkName** GRATEFUL HARVEST (WORD MARK) | | | | | | |
| United States | | | | 78723943 | | 9/5/2006 |
| T02164-US2 | Z | NAT | Filed | 9/30/2005 | | |
| | | | | AttorneyName David R. Josephs | ClientName United Natural Foods, Inc. | |
| | | | | AgentName | CurrentOwnerNa | |
| **MarkName** GRATEFUL HARVEST | | | | | | |
| United States | | | | 78175910 | 2855138 | |
| T02164-US3 | Z | NAT | Registered | 10/18/2002 | 6/15/2004 | 6/15/2014 |
| | | | | AttorneyName David R. Josephs | ClientName United Natural Foods, Inc. | |
| | | | | AgentName | CurrentOwnerNa | |

Trademark 4 Line Case Print Page 1 of 21 MDC IPMaster

Friday, November 09, 2007

# TRADEMARK STANDARD CASE PRINT

| CountryName | | | | ApplicationNumber | RegistrationNumber | PublicationDate |
|---|---|---|---|---|---|---|
| DocketNumber | | StatusDescription | | ApplicationDate | RegistrationDate | ExpirationDate |

**MarkName** MISCELLANEOUS DESIGN (GRATEFUL HARVEST LOGO)

| | | | | | | |
|---|---|---|---|---|---|---|
| United States | | | | 78723922 | | 10/3/2006 |
| T02165-US | Z | NAT | Filed | 9/30/2005 | | |

*AttorneyName* David R. Josephs — *ClientName* United Natural Foods, Inc.

*AgentName* — *CurrentOwnerNa*

**MarkName** MISCELLANEOUS DESIGN (GRATEFUL HARVEST LOGO)

| | | | | | | |
|---|---|---|---|---|---|---|
| United States | | | | 78723918 | 3283744 | 1/17/2006 |
| T02165-US1 | Z | NAT | Registered | 9/30/2005 | 8/21/2007 | 8/21/2017 |

*AttorneyName* David R. Josephs — *ClientName* United Natural Foods, Inc.

*AgentName* — *CurrentOwnerNa*

**MarkName** REVERENCE FOR THE LAND

| | | | | | | |
|---|---|---|---|---|---|---|
| United States | | | | 78530706 | 3054113 | 11/8/2005 |
| T02166-US | REG | NAT | Registered | 12/10/2004 | 1/31/2006 | 1/31/2016 |

*AttorneyName* David R. Josephs — *ClientName* United Natural Foods, Inc.

*AgentName* — *CurrentOwnerNa*

**MarkName** REVERENCE FOR THE LAND

| | | | | | | |
|---|---|---|---|---|---|---|
| United States | | | | 78530685 | 3106169 | 3/28/2006 |
| T02166-US1 | REG | NAT | Registered | 12/10/2004 | 6/20/2006 | 6/20/2016 |

*AttorneyName* David R. Josephs — *ClientName* United Natural Foods, Inc.

*AgentName* — *CurrentOwnerNa*

Trademark 4 Line Case Print — Page 2 of 21 — MDC IPMaster

Friday, November 09, 2007

# TRADEMARK STANDARD CASE PRINT

| CountryName / DocketNumber | | | StatusDescription | ApplicationNumber / ApplicationDate | RegistrationNumber / RegistrationDate | PublicationDate / ExpirationDate |
|---|---|---|---|---|---|---|
| **MarkName** REVERENCE FOR THE LAND | | | | | | |
| United States | | | | 78609835 | 3023832 | 9/13/2005 |
| T02165-US2 | REG | NAT | Registered | 4/15/2005 | 12/6/2005 | 12/6/2015 |
| | | | | **AttorneyName** David R. Josephs | **ClientName** | United Natural Foods, Inc. |
| | | | | **AgentName** | **CurrentOwnerNa** | |
| **MarkName** REVERENCE FOR THE LAND | | | | | | |
| United States | | | | 78784159 | 3173978 | 9/5/2006 |
| T02166-US3 | REG | NAT | Registered | 1/3/2006 | 11/21/2006 | 11/21/2016 |
| | | | | **AttorneyName** David R. Josephs | **ClientName** | United Natural Foods, Inc. |
| | | | | **AgentName** | **CurrentOwnerNa** | |
| **MarkName** HEARTS OF ITALY | | | | | | |
| United States | | | | 78716193 | | 12/26/2006 |
| T02167-US | Z | NAT | Filed | 9/20/2005 | | |
| | | | | **AttorneyName** David R. Josephs | **ClientName** | United Natural Foods, Inc. |
| | | | | **AgentName** | **CurrentOwnerNa** | |
| **MarkName** UNITED NATURAL FOODS (WORD MARK) | | | | | | |
| International | | | | 847419 | 847419 | |
| T02168-IB | REG | P | Registered | 1/6/2005 | 1/6/2005 | 1/6/2015 |
| | | | | **AttorneyName** David R. Josephs | **ClientName** | United Natural Foods, Inc. |
| | | | | **AgentName** | **CurrentOwnerNa** | |

Trademark 4 Line Case Print Page 3 of 21 MDC IPMaster

Friday, November 09, 2007

# TRADEMARK STANDARD CASE PRINT

| CountryName / DocketNumber | StatusDescription | | | ApplicationNumber / ApplicationDate | RegistrationNumber / RegistrationDate | PublicationDate / ExpirationDate |
|---|---|---|---|---|---|---|
| **MarkName** UNITED NATURAL FOODS AND DESIGN | | | | | | |
| Hong Kong | | | | 300361034 | 300361034 | |
| T02169-HK | REG | NAT | Registered | 1/26/2005 | 1/26/2005 | 1/26/2015 |
| | | | | AttorneyName David R. Josephs | ClientName | United Natural Foods, Inc. |
| | | | | AgentName | CurrentOwnerNa | |
| **MarkName** WOODSTOCK FARMS (WORD MARK) | | | | | | |
| Community Trademark | | | | 4666046 | 4666046 | 4/17/2006 |
| T02170-CTM | REG | C | Registered | 10/4/2005 | 9/13/2006 | 10/4/2015 |
| | | | | AttorneyName David R. Josephs | ClientName | United Natural Foods, Inc. |
| | | | | AgentName | CurrentOwnerNa | |
| **MarkName** WOODSTOCK FARMS (WORD MARK) | | | | | | |
| Community Trademark | | | | 4994063 | 4994063 | 9/18/2006 |
| T02170-CTM1 | REG | C | Registered | 3/17/2006 | 4/11/2007 | 3/17/2016 |
| | | | | AttorneyName David R. Josephs | ClientName | United Natural Foods, Inc. |
| | | | | AgentName | CurrentOwnerNa | |
| **MarkName** WOODSTOCK FARMS (WORD MARK) | | | | | | |
| Taiwan | | | | 94033609 | 1207882 | |
| T02170-TW | REG | NAT | Registered | 7/13/2005 | 5/1/2006 | 5/1/2016 |
| | | | | AttorneyName David R. Josephs | ClientName | United Natural Foods, Inc. |
| | | | | AgentName | CurrentOwnerNa | |

Trademark 4 Line Case Print Page 5 of 21 MDC IPMaster

Friday, November 09, 2007

# TRADEMARK STANDARD CASE PRINT

| CountryName / DocketNumber | | | StatusDescription | ApplicationNumber / ApplicationDate | RegistrationNumber / RegistrationDate | PublicationDate / ExpirationDate |
|---|---|---|---|---|---|---|
| **MarkName** WOODSTOCK FARMS (WORD MARK) | | | | | | |
| United States | | | | 646540 | 1472520 | |
| T02170-US5 | REG | NAT | Registered | 2/26/1987 | 1/12/1988 | 1/12/2008 |
| | | | | AttorneyName David R. Josephs | ClientName | United Natural Foods, Inc. |
| | | | | AgentName | CurrentOwnerNa | |
| **MarkName** WOODSTOCK FARMS & DESIGN | | | | | | |
| Community Trademark | | | | 4939157 | 4939157 | |
| T02171-CTM | REG | C | Registered | 3/17/2006 | 8/23/2007 | 3/17/2016 |
| | | | | AttorneyName David R. Josephs | ClientName | United Natural Foods, Inc. |
| | | | | AgentName | CurrentOwnerNa | |
| **MarkName** WOODSTOCK FARMS & DESIGN | | | | | | |
| Taiwan | | | | 95013659 | 1253807 | 12/16/2006 |
| T02171-TW | REG | NAT | Registered | 3/21/2006 | 3/1/2007 | 3/1/2017 |
| | | | | AttorneyName David R. Josephs | ClientName | United Natural Foods, Inc. |
| | | | | AgentName | CurrentOwnerNa | |
| **MarkName** WOODSTOCK FARMS & DESIGN | | | | | | |
| United States | | | | 78723956 | | |
| T02171-US | REG | NAT | Filed | 9/30/2005 | | |
| | | | | AttorneyName David R. Josephs | ClientName | United Natural Foods, Inc. |
| | | | | AgentName | CurrentOwnerNa | |

Trademark 4 Line Case Print Page 8 of 21 MDC IPMaster

Friday, November 09, 2007

# TRADEMARK STANDARD CASE PRINT

| CountryName / DocketNumber | | | StatusDescription | ApplicationNumber / ApplicationDate | RegistrationNumber / RegistrationDate | PublicationDate / ExpirationDate |
|---|---|---|---|---|---|---|
| **MarkName** WOODFIELD FARMS | | | | | | |
| United States | | | | 76453273 | 2221771 | |
| T02189-US | REG | NAT | Registered | 3/19/1998 | 2/2/1999 | 2/2/2009 |
| | | | | **AttorneyName** David R. Josephs | **ClientName** | United Natural Foods, Inc. |
| | | | | **AgentName** | **CurrentOwnerNa** | |
| **MarkName** RESOURCE ORGANIC | | | | | | |
| United States | | | | 75516249 | 2378242 | |
| T02190-US | B | NAT | Registered | 7/9/1998 | 8/15/2000 | 8/15/2010 |
| | | | | **AttorneyName** David R. Josephs | **ClientName** | United Natural Foods, Inc. |
| | | | | **AgentName** | **CurrentOwnerNa** | |
| **MarkName** RESOURCE ORGANIC | | | | | | |
| California | | | | CA3000077530 | 103627 | |
| T02190-US-CA | REG | NAT | Registered | 3/18/1998 | 4/8/1998 | 4/8/2008 |
| | | | | **AttorneyName** David R. Josephs | **ClientName** | United Natural Foods, Inc. |
| | | | | **AgentName** | **CurrentOwnerNa** | |
| **MarkName** SOURCE ORGANIC | | | | | | |
| United States | | | | 75516240 | 2353204 | |
| T02191-US | REG | NAT | Registered | 7/9/1998 | 5/30/2000 | 5/30/2010 |
| | | | | **AttorneyName** David R. Josephs | **ClientName** | United Natural Foods, Inc. |
| | | | | **AgentName** | **CurrentOwnerNa** | |

Trademark 4 Line Case Print Page 14 of 21 MDC IPMaster

Schedule 3.17

Tuesday, September 25, 2007
Client: 04876 Millbrook Distribution Services

Client Status Report

Page: 1

Trademark Name	Case Number Status		Application Number/Date	Registration Number/Date	Attorney(s)	Next Action(s)	Due Date(s)
BB IN OVAL DESIGN	T63435	0		14090	MJB	Next Renewal Reminder	08-May-2013
Ohio	Registered			08-Nov-1993	MJB	Next Renewal	08-Nov-2013
	Classes 30				EM		
	Goods: STAPLE FOODS					OFGS No:	
	Remarks: NOTFILED BY OFGS					File#:	
	Owner(s): Millbrook Distribution Services						
CARRIAGE TRADE	T63440	1	76/524,163	2,894,666	MJB	SECTION 8/15 - 5 YRS	19-Oct-2009
United States of America	Registered		20-Jun-2003	19-Oct-2004	MJB	F/U 8 & 15 w/ Client	19-Apr-2010
	Classes 30				EM	Adv Imminent Abandon	19-Jul-2010
	Goods: melba sauce; chocolate caramel popcorn, chocolate peanut butter pretzels, chocolates, chocolate almond bark, and chocolate nonpareils, claret sauce, cookies, namely, ginger snaps					Affidavit of Use	19-Oct-2010
						Final Affidavit of Use	19-Apr-2011
						8&15 Acknowledgement	19-Oct-2011
						First Renew One Year Remind	19-Oct-2013
						First Renewal Reminder	19-Apr-2014
						First Renewal	19-Oct-2014
						First Renewal Final	19-Apr-2015
	Remarks: NOT FILED BY OFGS					OFGS No:	
	Owner(s): Millbrook Distribution Services					File#:

Tuesday, September 25, 2007 | Client Status Report | Page: 2

Trademark Name	Case Number Status		Application Number/Date	Registration Number/Date	Attorney(s)	Next Action(s)	Due Date(s)
CARRIAGE TRADE & DESIGN	T63428	0	76/524,164	2,885,933	MJB	SECTION 8/15 - 5 YRS	21-Sep-2009
	Registered		20-Jun-2003	21-Sep-2004	MJB	F/U 8 & 15 w/ Client	21-Mar-2010
United States of America	Classes 30				EM	Adv Imminent Abandon	21-Jun-2010
	Goods: chocolate caramel popcorn, chocolate peanut butter pretzels, chocolates, chocolate almond bark, and chocolate nonpareils					Affidavit of Use	21-Sep-2010
						Final Affidavit of Use	21-Mar-2011
						8&15 Acknowledgement	21-Sep-2011
						First Renew One Year Remind	21-Sep-2013
						First Renewal Reminder	21-Mar-2014
						First Renewal	21-Sep-2014
						First Renewal Final	21-Mar-2015
	Remarks: NOT FILED BY OFGS					OFGS No:	
	Owner(s): Millbrook Distribution Services					File#:	
CARRIAGE TRADE IN SCROLL & DESIGN One Year Remind	T63439 26-Nov-2012	0	72/104,309	760,818	MJB		Next Renew
	Registered		12-Sep-1960	26-Nov-1963	MJB	Next Renewal Reminder	26-May-2013
United States of America	Classes 29				EM	Next Renewal	26-Nov-2013
	Goods: Ice Cream Toppings-Namely, Claret Sauce					Next Renewal Final	26-May-2014
	Remarks: NOT FILED BY OFGS					OFGS No:	
	Owner(s): Millbrook Distribution Services					File#:

Tuesday, September 25, 2007

# Client Status Report

Page: 3

| Trademark Name | Case Number / Status | | Application | Registration | Attorney(s) | Next Action(s) | Due Date(s) |
|---|---|---|---|---|---|---|---|
| DUFFY'S DISCOUNT | T63449 | 0 | 60/032,097 | 52097 | MJB | | |
| Massachusetts | Pending | | | 02-Jan-1996 | MJB | | |
| | Classes 35 | | | | EM | | |
| | Goods: CLASS 35<br>RETAIL STORE SERVICES | | | | | OFGS No: | |
| | Remarks: NOT FILED BY OFGS | | | | | File#: | |
| | Owner(s): Millbrook Distribution Services | | | | | | |
| EMILLBROOK | T63436 | 0 | 76/062,173 | 2,551,071 | MJB | F/U 8 & 15 w/ Client | 19-Sep-2007 |
| United States of America | Pending | | 02-Jun-2000 | 19-Mar-2002 | MJB | Adv Imminent Abandon | 19-Dec-2007 |
| | Classes 35 | | | | EM | Affidavit of Use | 19-Mar-2008 |
| | Goods: Product merchandising and distribution services for others; business services, namely, computerized on-line ordering and order-fulfillment services provided for others on global computer networks | | | | | Final Affidavit of Use | 19-Sep-2008 |
| | | | | | | 8&15 Acknowledgement | 19-Mar-2009 |
| | | | | | | First Renew One Year Remind | 19-Mar-2011 |
| | | | | | | First Renewal Reminder | 19-Sep-2011 |
| | | | | | | First Renewal | 19-Mar-2012 |
| | | | | | | First Renewal Final | 19-Sep-2012 |
| | Remarks: NOT FILED BY OFGS | | | | | OFGS No: | |
| | Owner(s): Millbrook Distribution Services | | | | | File#: | |

Tuesday, September 25, 2007

# Client Status Report

Page: 4

| Trademark Name | Case Number Status | | Application Number/Date | Registration Number/Date | Attorney(s) | Next Action(s) | Due Date(s) |
|---|---|---|---|---|---|---|---|
| HAND HANDLER | T63446 | 0 | 73/604,052 | 1,426,619 | MJB | | |
| United States of America | Registered | | 13-Jun-1986 | 27-Jan-1987 | MJB | | |
| | | | | | EM | | |

Classes: 21
Goods: Class: 21
CANVAS GLOVES
Remarks: NOT FILED BY OFGS
Owner(s): Millbrook Distribution Services

OFGS No:
File#:

| Trademark Name | Case Number Status | | Application Number/Date | Registration Number/Date | Attorney(s) | Next Action(s) | Due Date(s) |
|---|---|---|---|---|---|---|---|
| M MILLBROOK DISTRIBUTION SERVICES INC. (STYLIZED) | T63431 | 0 | 75/751,859 | 2,516,245 | MJB | Affidavit of Use | 11-Dec-2007 |
| United States of America | Registered | | 14-Jul-1999 | 11-Dec-2001 | MJB | Final Affidavit of Use | 11-Jun-2008 |
| | | | | | EM | 8&15 Acknowledgement | 11-Dec-2008 |
| | | | | | | First Renew One Year Remind- | 11-Dec-2010 |
| | | | | | | First Renewal Reminder | 11-Jun-2011 |
| | | | | | | First Renewal | 11-Dec-2011 |
| | | | | | | First Renewal Final | 11-Jun-2012 |

Classes: 35
Goods: Product merchandising services for retailers, namely, inventory control, shelf management, plannogramming support, new product launches, new store installations, and promotional programs
Remarks: NOT FILED BY OFGS
Owner(s): Millbrook Distribution Services

OFGS No:
File#:

Tuesday, September 25, 2007

# Client Status Report

Page: 5

| Trademark Name | Case Number / Status | | Application | Registration | Attorney(s) | Next Action(s) | Due Date(s) |
|---|---|---|---|---|---|---|---|
| MILLBROOK MERCHANDISING FOR EXCELLENCE AND DESIGN<br>United States of America | T62397<br>Registered | 0 | 75/012,074<br>30-Oct-1995 | 2,025,274<br>24-Dec-1996 | MJB<br>MJB<br>EM | Next Renew One Year Remind<br>Next Renewal Reminder<br>Next Renewal<br>Next Renewal Final<br>OFGS No: 4870-0002<br>File#: T/4870-2 | 24-Dec-2015<br>24-Jun-2016<br>24-Dec-2016<br>24-Jun-2017 |
| | Classes: 41<br>Goods: Class:41<br>conducting training programs in retail merchandising<br>Remarks: NOT FILED BY OFGS<br><br>WAS T/3869-293<br>Owner(s): Millbrook Distribution Services | | | | | | |
| RIGHTSOURCING<br><br>United States of America | T63429<br>Registered | 0 | 75/358,519<br>17-Sep-1997 | 2,289,805<br>12-Nov-1999 | MJB<br>MJB<br>EM | First Renew One Year Remind<br>First Renewal Reminder<br>First Renewal<br>First Renewal Final<br>OFGS No:<br><br>File#: | 12-Nov-2008<br>12-May-2009<br>12-Nov-2009<br>12-May-2010 |
| | Classes: 35<br>Goods: distributorship services for a wide range of goods for consumer use, namely, health and beauty care, general merchandise, specialty foods and natural food products<br>Remarks: not filed by ofgs<br>Owner(s): Millbrook Distribution Services | | | | | | |
| RIGHTSOURCING & DESIGN<br><br>United States of America | T63430<br>Registered | 0 | 75/358,518<br>17-Sep-1997 | 2,290,809<br>09-Nov-1999 | MJB<br>MJB<br>EM | First Renew One Year Remind<br>First Renewal Reminder<br>First Renewal<br>First Renewal Final<br>OFGS No:<br><br>File#: | 09-Nov-2008<br>09-May-2009<br>09-Nov-2009<br>09-May-2010 |
| | Classes: 35<br>Goods: distributorship services for a wide range of goods for consumer use, namely, health and beauty care, general merchandise, specialty foods and natural food products<br>Remarks: NOT FILED BY OFGS<br>Owner(s): Millbrook Distribution Services | | | | | | |

Tuesday, September 25, 2007

# Client Status Report

Page: 6

| Trademark Name | Case Number / Status | | Application | Registration | Attorney(s) | Next Action(s) | Due Date(s) |
|---|---|---|---|---|---|---|---|
| SPACE SMART | T63441 | 0 | 74/306,801 | 1,791,834 | MJB | | |
| United States of America | Registered | | 24-Aug-1992 | 07-Sep-1993 | MJB | | |
| | Classes 35 | | | | EM | | |
| | Goods: space management services for retailers, distributors, and manufacturers | | | | | OFGS No: | |
| | Remarks: NOT FILED BY OFGS | | | | | File#: | |
| | Owner(s): Millbrook Distribution Services | | | | | | |
| VALU STAR | T63444 | 0 | 73/764,222 | 1,546,008 | MJB | First Renew One Year Reminder | 04-Jul-2008 |
| United States of America | Registered | | 17-Nov-1988 | 04-Jul-1989 | MJB | First Renewal Reminder | 04-Jan-2009 |
| | Classes 3, 5, 8, 10, 21 | | | | EM | First Renewal | 04-Jul-2009 |
| | Goods: Class: 3 | | | | | First Renewal Final | 04-Jan-2010 |
| | COSMETIC PUFFS; COTTON SWABS; BABY OIL; CLEANSING TOWLETTES AND WIPES; MOUTHWASH; TOOTHPASTE; NAIL POLISH REMOVER; HAIR CARE PRODUCTS, NAMELY SHAMPOO, CONDITIONER AND HAIR SPRAY | | | | | OFGS No: | |
| | Class: 5 | | | | | | |
| | ADHESIVE AND FABRIC BANDAGES; ADHESIVE TAPE; VITAMINS; ANALGESIC PREPARATIONS, NAMELY IBUPROFEN, ASPIRIN AND ACETAMINOPHEN; COUGH, COLD AND ALLERGY PREPARATIONS; ANTACIDS; ISOPROPYL ALCOHOL; HYDROGEN PEROXIDE; EPSOM SALTS; CALAMINE LOTION; CASTOR OIL; ANTIBACTERIAL PREPARATIONS, NAMELY 0.1% SOLUTION OF THIOMERSAL (Q.V.) IN ALCOHOL, MERBROMIN AND IODINE; AMMONIA SPIRIT; CAMPHOR SPIRIT; SKIN EMOLLIENTS NAMELY GLYCERIN; SOOTHING/DRAWING SKIN PREPARATIONS NAMELY POWDERED ALUM AND | | | | | | |

Exhibit J

Amended and Restated Exhibit J

EXHIBIT J

CONTRACTS RESTRICTING BORROWERS’ RIGHT TO INCUR DEBTS

Contracts that restrict the right of Borrowers to incur Indebtedness:

Title of Contract	Identity of Parties	Nature of Restriction	Term of Contract
Amended and Restated Loan and Security Agreement dated as of April 30, 2004, as amended	UNF and Subsidiaries and Bank of America, N.A., et al.
Mortgage Loan dated April 28, 2003, as amended	UNF and Subsidiaries and Bank of America, N.A.

Exhibit K

Amended and Restated Exhibit K

EXHIBIT K
BORROWERS AND GUARANTORS
LITIGATION MATTERS

None

Exhibit N

Amended and Restated Exhibit N

EXHIBIT N

PENSION PLANS

1.    United Natural Foods, Inc. Employee Stock Ownership Plan (the "ESOP").

The following subsidiaries of UNF are currently participants in this plan:

•	Albert's Organics, Inc.

•	Natural Retail Group, Inc.

•	Millbrook Distribution Services, Inc., a wholly-owned subsidiary of Distribution Holding, Inc. - effective November 2, 2007

•	United Natural Foods West, Inc.

•	United Natural Trading Co., Inc.

2.    United Natural Foods, Inc. Retirement Plan

The following subsidiaries of UNF are currently participants in this plan:

•	Albert's Organics, Inc.

•	Natural Retail Group, Inc.

•	United Natural Foods West, Inc.

•	United Natural Trading Co., Inc.

3.    Millbrook Distribution Services Inc., Retirement Plan

The following subsidiaries of UNF are currently participants in this plan:

•
Millbrook Distribution Services, Inc., a wholly-owned subsidiary of Distribution Holding, Inc. - participation by all employees other than those covered by a collective bargaining agreement for which retirement benefits have been the subject of good faith negotiations.

4.    Millbrook Distribution Services Inc. Union Retirement Plan

      The following subsidiaries of UNF are currently participants in this plan:

•	Millbrook Distribution Services, Inc., a wholly-owned subsidiary of Distribution Holding, Inc. - participation by all employees in Teamsters Local 802.

Exhibit O

Amended and Restated Exhibit O

EXHIBIT O

Labor Contracts

1.	United Natural Foods West, Inc. is party to a collective bargaining agreement with Driver Sales and Warehouse Local Union No. 117 for the employees of the Auburn, WA facility.

2.	United Natural Trading Co., Inc. is party to a collective bargaining agreement with the Teamsters Local 810 for the employees of the former Hershey Import Co., Inc. in Edison, NJ.

3.
United Natural Foods, Inc. is party to a collective bargaining agreement with the Chauffeurs, Teamsters and Helpers Local Union No. 238 affiliated with the International Brotherhood of Teamsters for the employees of the Iowa City, IA facility.

4.
Millbrook Distribution Services, Inc. is party to a collective bargaining agreement with the Teamsters Local Union No. 802 affiliated with the International Brotherhood of Teamsters, AFL-CIO for the employees of the East Brunswick, NJ facility.

5.
Millbrook Distribution Services, Inc. is party to a collective bargaining agreement with the Truck Drivers Union, Local No. 170 affiliated with the International Brotherhood of Teamsters, for the drivers at the Leicester, MA facility.

Exhibit Q

Amended and Restated Exhibit Q

EXHIBIT Q
BORROWERS AND GUARANTORS
PERMITTED LIENS

A	B	C	D	E	F

Company	Secured Party	State	File #	File Date	Collateral Description
BORROWERS

United Natural Foods, Inc.	Citizens Leasing Corporation	DE	20115455	12/11/2001	Equipment lease filing
	IOS Capital, LLC	DE	23089061	12/11/2002	Equipment lease filing
	Citizens Leasing Corporation	DE	30195142	1/6/2003	Equipment lease filing
	IOS Capital, LLC	DE	31230856	5/14/2003	Equipment lease filing
	Mellon US Leasing, a Division of Mellon Leasing Corporation	DE	40523649	2/25/2004	In Lieu filing - Equipment lease filing
	IOS Capital	DE	40597908	2/26/2004	Equipment lease filing
	Mellon US Leasing, a Division of Mellon Leasing Corporation	DE	41072976	4/1/2004	In Lieu filing - Equipment lease filing
	Mellon US Leasing, a Division of Mellon Leasing Corporation	DE	41353095	4/28/2004	In Lieu filing - Equipment lease filing
	Bankers/Softech Divisions of EAB Leasing Corp.	DE	50387465	1/31/2005	In Lieu filing - Equipment lease filing
	United Rentals, Inc.	DE	50855289	3/17/2005	Skyjack scissor lift
	Mellon US Leasing, a Division of Mellon Leasing Corporation	DE	51263228	4/25/2005	In Lieu filing - Equipment lease filing
	IOS Capital	DE	52082254	7/7/2005	Equipment lease filing
	United Rentals North America, Inc.	DE	60298653	1/25/2006	1 JLG Scissor
	IOS Capital	DE	63687142	10/24/2006	Equipment lease filing
	IKON Financial Services	DE	20073021754	8/9/2007	Equipment lease filing
	IKON Financial Services	DE	20074212980	11/6/2007	Equipment lease filing

Mountain People's Warehouse Inc.	Bankers/Softech Divisions of EAB Leasing Corp.	CA	20960281	7/24/2000	Equipment lease filing

Millbrook Distribution Services Inc.	IOS Capital, LLC	DE	30351224	2/10/2003	Equipment lease filing
	IOS Capital, LLC	DE	30351315	2/10/2003	Equipment lease filing
	IBM Credit LLC	DE	40297400	1/12/2004	IBM equipment and software lease filing
	IBM Credit LLC	DE	53453736	11/7/2005	IBM equipment and software lease filing
	IBM Credit LLC	DE	53768547	12/6/2005	IBM equipment and software lease filing

EXHIBIT Q
BORROWERS AND GUARANTORS
PERMITTED LIENS

A	B	C	D	E	F
	Citicorp Vendor Finance, Inc.	DE	61127539	4/4/2006	Dell computer equipment lease filing
	Crown Credit Company	DE	71828267	5/15/2007	Equipment lease filing
	CIT Technology Financing Services I, LLC	DE	72199338	5/31/2007	Equipment lease filing

GUARANTORS

Albert’s Organics, Inc.	Crown Credit Company	CA	233860400	12/2/2002	Crown Lift Trucks & batteries
	Crown Credit Company	CA	309860202	4/4/2003	Crown Lift Trucks
	Agquest Financial Services, Inc.	CA	05-7037244961	8/10/2005	Equipment filing

Exhibit S

Amended and Restated Exhibit S

EXHIBIT S

AFFILIATE TRANSACTIONS

None

Exhibit V

Amended and Restated Exhibit V

EXHIBIT V
BORROWERS AND GUARNATORS
BANK ACCOUNTS

A	B	D	E
UNF and Subsidiaries - Bank Account Information

	Bank	Account	Account
Company	Name	Type	Number

United Natural Foods, Inc.	Bank of America	Deposit	3756601608
	Bank of America	Deposit	3756636547
	Bank of America	Controlled Disbursements	3299119737
	Bank of America	Payroll	3756680603
	Bank of America	Payroll	3756626531
	Bank of America	Payroll	3756680616
	Bank of America	Deposit	9429227241
	Granite Bank	Payroll	602001915
	M&T Bank	Payroll	6304060

United Natural Foods West	Bank of America	Lockbox Deposits	1489202350
	Bank of America	Payroll	1123803509
	Bank of America	Controlled Disbursements	3299819898

Albert's Organics, Inc.	Bank of America	Deposit	3756636534
	Bank of America	Controlled Disbursements	3299119950
	Bank of America	Payroll	3756616965
	Coast Commercial Bank	Business Checking/Main	2017997

Hershey Import Company	Bank of America	Deposit	3756636576
	Bank of America	Controlled Disbursements	3299124984
	Bank of America	Payroll	3756636563

Natural Retail Group	Bank of America	Deposit	3756636550
	Bank of America	Controlled Disbursements	3299119745
	Bank of America	Payroll	3756626544
	Bank of America	Deposit	3756645936
	Bank of America	Deposit	3756645949
	Bank of America	Deposit	3756645952
	Bank of America	Deposit	3756645965
	Bank of America	Deposit	3756645978
	Bank of America	Deposit	3756645978
	Bank of America	Deposit	3756645994
	Bank of America	Deposit	3756646003
	Bank of America	Deposit	3756646016
	Bank of America	Deposit	3756646029
	Bank of America	Deposit	3756646032
	Bank of America	Deposit	3756646045
	Bank of America	Deposit	3756645923

Millbrook Distribution Services, Inc	JP Morgan Chase	Checking Account	114-636419
	JP Morgan Chase	Disbursements	6301-507475-509
	JP Morgan Chase	Deposit	801-501954
	JP Morgan Chase	Deposit	801-808154
	JP Morgan Chase	Payroll	114-636192
	Bank of America	Checking Account	05-0020-4377
	Bank of America	Payroll	3750969223
	Bank of America	Deposit	3750969236
	Bank of America	Funding	3750969249
	Bank of America	Controlled Disbursement	3299925802
	Bank of America	Payroll	3299925810
	Bank of America	Deposit Transfer	3750204069
	PNC Bank	Checking	802-288-9759
	PNC Bank	Checking Account	80-1438-5702